                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

            AMENDMENT TO CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3956
                                   ------------


                            RIVERSOURCE STRATEGY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center,   Minneapolis, Minnesota      55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    3/31
                         --------------

Prospectus and
Annual Report

                                              [RIVERSOURCE INVESTMENTS(SM) LOGO]

  RIVERSOURCE(SM)
  EQUITY VALUE FUND

--------------------------------------------------------------------------------

  ANNUAL REPORT FOR THE
  PERIOD ENDED MARCH 31, 2006
  2006 Prospectus Enclosed

> RIVERSOURCE EQUITY VALUE FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH
  GROWTH OF CAPITAL AND INCOME.

--------------------------------------------------------------------------------

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

TABLE OF CONTENTS

Fund Snapshot .............................................................    2

Performance Summary .......................................................    3

Questions & Answers with Portfolio Management .............................    4

The Fund's Long-term Performance ..........................................    8

Investments in Securities .................................................   10

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Report of Independent Registered Public Accounting Firm ...................   30

Federal Income Tax Information ............................................   31

Fund Expenses Example .....................................................   33

Board Members and Officers ................................................   35

Approval of Investment Management Services Agreement ......................   38

Proxy Voting ..............................................................   41

Results of Meeting of Shareholders ........................................   42


                                    [LOGO]
                                 DALBAR RATED
                                     2006
                              FOR COMMUNICATION


RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
                          RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT
                                AT MARCH 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS                                                             <
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS                               SINCE         YEARS IN INDUSTRY
Warren Spitz                                     11/00               21
Steve Schroll                                     2/04               25
Laton Spahr, CFA                                  2/04                7

--------------------------------------------------------------------------------
FUND OBJECTIVE                                                                 <
--------------------------------------------------------------------------------

For investors seeking seeking growth of capital and income.

Inception dates by class

A: 3/20/95          B: 5/14/84        C: 6/26/00      I: 3/4/04       Y: 3/20/95

Ticker symbols by class

A: IEVAX            B: INEGX          C: --           I: --           Y: AEVYX

Total net assets                  $1.170 billion

Number of holdings                           116

--------------------------------------------------------------------------------
SECTOR COMPOSITION*                                                            <
--------------------------------------------------------------------------------

Percentage of portfolio assets

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                               25.4%
Industrials                                                              19.0%
Energy                                                                   17.3%
Materials                                                                 9.4%
Information Technology                                                    7.8%
Health Care                                                               6.8%
Telecommunication
Services                                                                  6.8%
Consumer Discretionary                                                    3.8%
Consumer Staples                                                          1.5%
Telecommunication                                                         1.0%
Short-Term Securities **                                                  0.7%
Utilities                                                                 0.5%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 0.7%, 0.3% is due to security lending activity and 0.4% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                               <
--------------------------------------------------------------------------------

Percentage of portfolio assets

--------------------------------------------------------------------------------
Caterpillar (Machinery)                                                   3.7%
--------------------------------------------------------------------------------
Citigroup (Diversified Financial Services)                                2.9
--------------------------------------------------------------------------------
Pfizer (Pharmaceuticals)                                                  2.9
--------------------------------------------------------------------------------
United Technologies (Aerospace & Defense)                                 2.5
--------------------------------------------------------------------------------
Loews (Insurance)                                                         2.4
--------------------------------------------------------------------------------
Schlumberger (Energy Equipment & Services)                                2.1
--------------------------------------------------------------------------------
Chevron (Oil, Gas & Consumable Fuels)                                     2.1
--------------------------------------------------------------------------------
XL Capital Cl A (Insurance)                                               2.1
--------------------------------------------------------------------------------
Illinois Tool Works (Machinery)                                           2.0
--------------------------------------------------------------------------------
Petroleo Brasileiro ADR
(Oil, Gas & Consumable Fuels)                                             1.9
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

--------------------------------------------------------------------------------
STYLE MATRIX                                                                   <
--------------------------------------------------------------------------------

[CHART] Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND     GROWTH
  X                        LARGE
                           MEDIUM  SIZE
                           SMALL


The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products involve risks including possible loss of principal and fluctuation in value.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
2 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Equity Value Fund
Class A (excluding sales charge)                                       21.31%

Russell 1000(R) Value Index (unmanaged)                                13.31%

Lipper Large-Cap Value Funds Index                                     11.87%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                   <
------------------------------------------------------------------------------------------------
                         CLASS A         CLASS B            CLASS C        CLASS I     CLASS Y
(INCEPTION DATES)       (3/20/95)       (5/14/84)          (6/26/00)       (3/4/04)   (3/20/95)
                                               AFTER              AFTER
                    NAV(1)   POP(2)   NAV(1)   CDSC(3)   NAV(1)   CDSC(4)    NAV(5)    NAV(5)
AT MARCH 31, 2006
1 year              +21.31%  +14.34%  +20.39%  +15.39%   +20.43%  +19.43%   +21.90%    +21.51%
------------------------------------------------------------------------------------------------
3 years             +25.36%  +22.91%  +24.41%  +23.54%   +24.38%  +24.38%      N/A     +25.56%
------------------------------------------------------------------------------------------------
5 years              +6.18%   +4.93%   +5.37%   +5.04%    +5.36%   +5.36%      N/A      +6.37%
------------------------------------------------------------------------------------------------
10 years             +8.44%   +7.80%   +7.62%   +7.62%      N/A      N/A       N/A      +8.60%
------------------------------------------------------------------------------------------------
Since inception     +10.09%   +9.50%  +11.63%  +11.63%    +4.96%   +4.96%   +15.05%    +10.26%

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
                          RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss RiverSource Equity Value Fund's results and positioning for the 12 months ended March 31, 2006.

Q: How did RiverSource Equity Value Fund perform for the annual period ended March 31, 2006?

A: RiverSource Equity Value Fund gained 21.31% (Class A shares, excluding sales charge) for the 12 months ended March 31, 2006. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 13.31%, as well as the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which rose 11.87% for the period.

Q:    What factors most significantly affected performance?

A: Overall, sector allocation, industry exposure and stock selection each positively contributed to Fund performance during the annual period. Contributing most to the Fund's annual performance was its significant exposure to the energy sector. Within energy, an emphasis on oil services and drilling companies over exploration and production companies and integrated oils helped. Schlumberger, Halliburton, Transocean and Baker-Hughes were among the outstanding individual stock performers within the sector. Further boosting the Fund's returns was a sizable allocation to the industrials sector. On an industry level, a focus on machinery and equipment companies over diversified industrials helped. Caterpillar was the standout individual stock contributor within the sector.

      A modest exposure to and effective industry selection within the consumer discretionary sector contributed positively to the Fund's results as well, particularly a moderate position in the poorly performing retail and media industries.

      From an individual stock perspective, positions in diversified industrials giant Tyco Intl and transportation's Northwest Airlines disappointed most. Tyco Intl did not meet market expectations across several of its business lines. Northwest Airlines declared bankruptcy during the fiscal year.

--------------------------------------------------------------------------------
4 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> CONTRIBUTING MOST TO THE FUND'S ANNUAL PERFORMANCE WAS ITS SIGNIFICANT EXPOSURE TO THE ENERGY SECTOR.

Q:    What changes did you make to the Fund's portfolio?

A: We reduced the Fund's exposure to the oil, gas and consumable fuels industry and to financial services over the annual period. We redeployed most of those assets into the health care and technology sectors. In health care, we added to the Fund's position in Pfizer. We liked Pfizer for the relative valuations of this stock and for what we believe to be its positive prospects given the provisions of Medicare Part D. In technology, we focused on software and semiconductor companies. The portfolio had a low turnover rate of just 28% for the annual period.

Q:    How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow, sustaining the rebound seen of late following the temporary weakness caused by the devastation of the Gulf Coast hurricanes. Indeed, we believe the pace of U.S. economic expansion is likely to remain robust in 2006, especially through the first half, reflecting solid gains in consumer spending and government spending. Thus, in our view, the Federal Reserve Board will likely continue to raise short-term interest rates for the near term.

--------------------------------------------------------------------------------
                          RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE EXPECT SELECT PORTFOLIO POSITIONS TO BENEFIT FROM CORPORATE RESTRUCTURING IN THE MONTHS AHEAD.

Within the equity market, we believe that increased levels of merger and acquisition activity during the last several quarters will likely continue to be a factor in the coming months. We expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style investing may become less critical going forward, with equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and higher labor costs. Still, we will stay disciplined to our deep value style of investing.

Finally, we remain optimistic about dividend-paying stocks. We believe those select companies with the ability and willingness to increase their dividend payout ratio as their earnings grow will be particularly attractive investments going forward. In addition, stock dividends have historically outpaced the inflation rate. Further, companies are continuing to increase and/or initiate dividend payments. As of March 31, 2006, nearly 78% of Standard & Poor's 500 Index* (S&P 500) companies, or 387 companies, paid dividends. This was up from 70% or 350 companies, prior to the federal tax legislation passed in 2003 that provided

* The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

--------------------------------------------------------------------------------
6 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

favorable income tax treatment to qualified dividend income from equity securities. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalization sectors with an emphasis on large-cap stocks.

--------------------------------------------------------------------------------
                          RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 7
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Equity Value Fund Class A shares (from 4/1/96 to 3/31/06) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                             CLASS A
                                ------------------------------------------------
                                           Short-term       Long-term
Fiscal year ended               Income   capital gains   capital gains   TOTAL
--------------------------------------------------------------------------------
March 31, 2006                   $0.11     $     --        $    --        $0.11
--------------------------------------------------------------------------------
March 31, 2005                    0.14           --             --         0.14
--------------------------------------------------------------------------------
March 31, 2004                    0.09           --             --         0.09
--------------------------------------------------------------------------------
March 31, 2003                    0.08           --             --         0.08
--------------------------------------------------------------------------------
March 31, 2002                    0.09         0.23           0.53         0.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EQUITY VALUE FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EQUITY VALUE FUND

                                 RiverSource Equity
                                  Value Fund Class A               Russell 1000(R)           Lipper Large-Cap
                                (includes sales charge)            Value Index(1)          Value Funds Index(2)
'96                                     $9,425                         $10,000                    $10,000
'97                                    $11,164                         $11,807                    $11,702
'98                                    $14,916                         $17,376                    $16,457
'99                                    $15,111                         $18,252                    $17,866
'00                                    $16,149                         $19,409                    $19,365
'01                                    $15,703                         $19,461                    $18,186
'02                                    $15,719                         $20,313                    $18,371
'03                                    $10,755                         $15,684                    $13,771
'04                                    $15,601                         $22,086                    $18,979
'05                                    $17,467                         $24,995                    $20,583
'06                                    $21,189                         $28,322                    $23,026

COMPARATIVE RESULTS

Results at March 31, 2006

                                                                                                    SINCE
                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION (3)
RIVERSOURCE EQUITY VALUE FUND (INCLUDES SALES CHARGE)
--------------------------------------------------------------------------------------------------------------
Class A  Cumulative value of $10,000                    $11,434   $18,568   $12,720    $21,189      $27,211
--------------------------------------------------------------------------------------------------------------
         Average annual total return                     +14.34%   +22.91%    +4.93%     +7.80%       +9.50%
--------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX (1)
--------------------------------------------------------------------------------------------------------------
         Cumulative value of $10,000                    $11,331   $18,056   $14,551    $28,322      $37,802
--------------------------------------------------------------------------------------------------------------
         Average annual total return                     +13.31%   +21.77%    +7.79%    +10.97%      +12.85%
--------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX (2)
--------------------------------------------------------------------------------------------------------------
         Cumulative value of $10,000                    $11,187   $16,720   $12,660    $23,026      $29,901
--------------------------------------------------------------------------------------------------------------
         Average annual total return                     +11.87%   +18.69%    +4.83%     +8.70%      +10.47%
--------------------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from March 20, 1995. Russell 1000(R) Value Index and Lipper peer group data is from March 31, 1995.

--------------------------------------------------------------------------------
                          RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Equity Value Fund

MARCH 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
  COMMON STOCKS (98.2%)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
AEROSPACE & DEFENSE (4.0%)
Honeywell Intl                                        412,320       $ 17,634,926
United Technologies                                   505,355         29,295,430
                                                                    ------------
Total                                                                 46,930,356
--------------------------------------------------------------------------------

AIRLINES (1.2%)
AMR                                                   236,676(b,d)     6,402,086
Continental Airlines Cl B                             286,922(b)       7,718,202
                                                                    ------------
Total                                                                 14,120,288
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Ballard Power Systems                                 190,873(b,c)     1,294,119
--------------------------------------------------------------------------------

BUILDING PRODUCTS (--%)
Ameron Intl                                             1,213             88,828
--------------------------------------------------------------------------------

CAPITAL MARKETS (5.9%)
Bank of New York                                      208,734          7,522,773
Goldman Sachs Group                                    90,239         14,163,913
Lehman Brothers Holdings                              147,067         21,255,594
Merrill Lynch & Co                                    261,717         20,612,831
Morgan Stanley                                         80,644          5,066,056
                                                                    ------------
Total                                                                 68,621,167
--------------------------------------------------------------------------------

CHEMICALS (3.4%)
Air Products & Chemicals                              167,519         11,255,602
Cabot                                                  29,289            995,533
Dow Chemical                                          290,605         11,798,563
EI du Pont de Nemours & Co                            326,132         13,766,031
Praxair                                                42,700          2,354,905
                                                                    ------------
Total                                                                 40,170,634
--------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
Bank of America                                       445,863         20,304,601
US Bancorp                                            128,139          3,908,240
Wachovia                                              167,321          9,378,342
                                                                    ------------
Total                                                                 33,591,183
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.1%)
Cendant                                               351,189          6,093,129
PHH                                                    11,507(b)         307,237
Waste Management                                      193,222          6,820,737
                                                                    ------------
Total                                                                 13,221,103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
COMMUNICATIONS EQUIPMENT (0.6%)
CBS Cl B                                               72,777       $  1,745,192
Lucent Technologies                                   487,225(b)       1,486,036
Nokia ADR                                             156,604(c)       3,244,836
                                                                    ------------
Total                                                                  6,476,064
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)
Hewlett-Packard                                       539,456         17,748,102
Intl Business Machines                                 50,661          4,178,013
                                                                    ------------
Total                                                                 21,926,115
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Insituform Technologies Cl A                           63,227(b)       1,681,838
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.1%)
Hanson ADR                                            191,759(c)      12,516,110
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Capital One Financial                                  59,878          4,821,377
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.9%)
Citigroup                                             726,879         34,337,764
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.6%)
ALLTEL                                                173,934         11,262,227
AT&T                                                  808,570         21,863,732
BellSouth                                             380,062         13,169,148
Qwest Communications Intl                             455,571(b)       3,097,883
Sprint Nextel                                         666,801         17,230,138
Verizon Communications                                313,297         10,670,896
                                                                    ------------
Total                                                                 77,294,024
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
DPL                                                   201,559          5,442,093
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Energy Conversion Devices                              55,510(b)       2,729,982
FuelCell Energy                                        98,257(b,d)     1,127,008
Plug Power                                            163,760(b)         818,800
                                                                    ------------
Total                                                                  4,675,790
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
ENERGY EQUIPMENT & SERVICES (8.8%)
Baker Hughes                                          269,153       $ 18,410,065
GlobalSantaFe                                         107,057          6,503,713
Halliburton                                           282,583         20,634,211
Schlumberger                                          192,193         24,325,867
Transocean                                            227,521(b)      18,269,936
Weatherford Intl                                      333,985(b)      15,279,814
                                                                    ------------
Total                                                                103,423,606
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.5%)
Cardinal Health                                       110,144          8,207,931
Caremark Rx                                           161,610(b)       7,947,980
HCA                                                   103,550          4,741,555
Tenet Healthcare                                      143,609(b)       1,059,834
UnitedHealth Group                                    124,363          6,946,917
                                                                    ------------
Total                                                                 28,904,217
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Carnival Unit                                         105,430          4,994,219
Intl Game Technology                                   93,605          3,296,768
                                                                    ------------
Total                                                                  8,290,987
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Whirlpool                                              74,566          6,820,552
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.0%)
General Electric                                      461,984         16,067,804
Tyco Intl                                             294,446(c)       7,914,708
                                                                    ------------
Total                                                                 23,982,512
--------------------------------------------------------------------------------

INSURANCE (11.1%)
ACE                                                   362,945(c)      18,876,769
Allstate                                              101,719          5,300,577
American Intl Group                                    84,006          5,551,957
Chubb                                                  87,172          8,319,696
Everest Re Group                                       64,811(c)       6,051,403
Lincoln Natl                                          104,391          5,698,705
Loews                                                 277,180         28,050,615
Marsh & McLennan Companies                            375,413         11,022,126
RenaissanceRe Holdings                                 42,994(c)       1,875,398
St Paul Travelers Companies                           271,942         11,364,456
UnumProvident                                         153,469          3,143,045
XL Capital Cl A                                       377,081(c)      24,174,663
                                                                    ------------
Total                                                                129,429,410
--------------------------------------------------------------------------------

IT SERVICES (2.0%)
Computer Sciences                                     182,558(b)      10,141,097
Electronic Data Systems                               474,360         12,727,079
                                                                    ------------
Total                                                                 22,868,176
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                               SHARES           VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Eastman Kodak                                         108,017       $  3,072,003
--------------------------------------------------------------------------------

MACHINERY (8.6%)
Caterpillar                                           604,528         43,411,156
Deere & Co                                             77,873          6,155,861
Eaton                                                  88,119          6,430,043
Illinois Tool Works                                   238,859         23,004,510
Ingersoll-Rand Cl A                                   220,546(c)       9,216,617
Parker Hannifin                                       153,666         12,387,016
                                                                    ------------
Total                                                                100,605,203
--------------------------------------------------------------------------------

MEDIA (0.9%)
Comcast Cl A                                          195,628(b)       5,117,628
Time Warner                                           352,283          5,914,832
                                                                    ------------
Total                                                                 11,032,460
--------------------------------------------------------------------------------

METALS & MINING (2.5%)
Alcoa                                                 572,134         17,484,415
Freeport-McMoRan Copper & Gold Cl B                   133,732          7,993,162
Nucor                                                  35,900          3,761,961
                                                                    ------------
Total                                                                 29,239,538
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Kohl's                                                 63,225(b)       3,351,557
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.4%)
Anadarko Petroleum                                     73,970          7,471,710
BP ADR                                                176,028(c)      12,135,370
Burlington Resources                                   30,721          2,823,567
Chevron                                               418,268         24,246,997
ConocoPhillips                                        284,674         17,977,163
Devon Energy                                           52,097          3,186,773
EnCana                                                 82,802(c)       3,869,337
Petroleo Brasileiro ADR                               258,333(c)      22,389,721
Pioneer Natural Resources                             106,643          4,718,953
                                                                    ------------
Total                                                                 98,819,591
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (2.4%)
Bowater                                               120,124          3,553,268
Intl Paper                                            490,655         16,961,943
Weyerhaeuser                                          105,125          7,614,204
                                                                    ------------
Total                                                                 28,129,415
--------------------------------------------------------------------------------

PHARMACEUTICALS (4.3%)
Abbott Laboratories                                    66,519          2,825,062
Merck & Co                                            174,006          6,130,231
Pfizer                                              1,375,710         34,282,694
Wyeth                                                 146,545          7,110,363
                                                                    ------------
Total                                                                 50,348,350
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
REAL ESTATE INVESTMENT TRUST (0.5%)
Crescent Real Estate Equities                         268,462     $    5,656,494
--------------------------------------------------------------------------------

ROAD & RAIL (1.5%)
Burlington Northern Santa Fe                           52,935          4,411,074
CSX                                                   212,829         12,727,174
                                                                  --------------
Total                                                                 17,138,248
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Analog Devices                                        253,902          9,721,907
Intel                                                 357,205          6,911,917
                                                                  --------------
Total                                                                 16,633,824
--------------------------------------------------------------------------------

SOFTWARE (2.0%)
CA                                                    103,105          2,805,487
Microsoft                                             459,336         12,498,533
Oracle                                                498,702(b)       6,827,230
Symantec                                               88,300(b)       1,486,089
                                                                  --------------
Total                                                                 23,617,339
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Home Depot                                            244,897         10,359,143
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.8%)
Fannie Mae                                            398,422         20,478,891
--------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                          250,142         17,725,062
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Vodafone Group ADR                                    103,105(c)       2,154,895
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $889,085,322)                                              $1,149,290,326
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  PREFERRED STOCKS (0.2%)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
Xerox
6.25% Cv                                               22,540     $    2,823,586
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $2,254,000)                                                $    2,823,586
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  BONDS (0.8%)
--------------------------------------------------------------------------------

                          COUPON                   PRINCIPAL
ISSUER                     RATE                      AMOUNT             VALUE(a)
Qwest Communications Intl
   Sr Unsecured
      11-15-25             3.50%                  $ 7,104,000     $    9,454,714
--------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $7,104,000)                                                $    9,454,714
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SHORT-TERM SECURITIES (0.7%)(e)
--------------------------------------------------------------------------------

                                                     AMOUNT
                        EFFECTIVE                  PAYABLE AT
ISSUER                    YIELD                     MATURITY            VALUE(a)
COMMERCIAL PAPER
Variable Funding Capital
   04-03-06               4.85%                   $ 8,300,000     $    8,296,645
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $8,297,764)                                                $    8,296,645
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $906,741,086)(f)                                           $1,169,865,271
================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2006, the value of foreign securities represented 10.7% of net assets.

(d) At March 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.3% of net assets. See Note 5 to the financial statements. 0.4% of net assets is the Fund's cash equivalent position.

(f) At March 31, 2006, the cost of securities for federal income tax purposes was $909,042,454 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 291,391,604
      Unrealized depreciation                                      (30,568,787)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                $ 260,822,817
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Equity Value Fund

MARCH 31, 2006

---------------------------------------------------------------------------------------------------------------
  ASSETS
---------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
  (identified cost $906,741,086)                                                              $ 1,169,865,271
Capital shares receivable                                                                             343,313
Dividends and accrued interest receivable                                                           1,376,636
Receivable for investment securities sold                                                           6,376,510
---------------------------------------------------------------------------------------------------------------
Total assets                                                                                    1,177,961,730
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  LIABILITIES
---------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                     552,116
Capital shares payable                                                                                 47,902
Payable for investment securities purchased                                                         2,983,327
Payable upon return of securities loaned (Note 5)                                                   3,840,000
Accrued investment management services fee                                                             16,489
Accrued distribution fee                                                                              171,809
Accrued service fee                                                                                        35
Accrued transfer agency fee                                                                             1,594
Accrued administrative services fee                                                                     1,816
Other accrued expenses                                                                                150,345
---------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   7,765,433
---------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                            $ 1,170,196,297
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
  REPRESENTED BY
---------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                      $       961,812
Additional paid-in capital                                                                      1,018,456,618
Undistributed net investment income                                                                 1,965,550
Accumulated net realized gain (loss) (Note 7)                                                    (114,311,868)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                              263,124,185
---------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                      $ 1,170,196,297
===============================================================================================================
Net assets applicable to outstanding shares:                    Class A                       $   927,894,821
                                                                Class B                       $   225,717,690
                                                                Class C                       $     3,752,762
                                                                Class I                       $        13,028
                                                                Class Y                       $    12,817,996
Net asset value per share of outstanding capital stock:         Class A shares   76,298,569   $         12.16
                                                                Class B shares   18,518,112   $         12.19
                                                                Class C shares      310,331   $         12.09
                                                                Class I shares        1,070   $         12.18
                                                                Class Y shares    1,053,127   $         12.17
---------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                              $     3,819,500
---------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Equity Value Fund

YEAR ENDED MARCH 31, 2006
----------------------------------------------------------------------------------------
  INVESTMENT INCOME
----------------------------------------------------------------------------------------
Income:
Dividends                                                               $   24,438,522
Interest                                                                       314,692
Fee income from securities lending (Note 5)                                    105,061
   Less foreign taxes withheld                                                (198,600)
----------------------------------------------------------------------------------------
Total income                                                                24,659,675
----------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                           7,043,854
Distribution fee
   Class A                                                                   2,183,812
   Class B                                                                   2,384,097
   Class C                                                                      34,165
Transfer agency fee                                                          1,900,828
Incremental transfer agency fee
   Class A                                                                     142,949
   Class B                                                                      86,960
   Class C                                                                       1,194
Service fee -- Class Y                                                           9,645
Administrative services fees and expenses                                      558,514
Compensation of board members                                                   14,595
Custodian fees                                                                 116,507
Printing and postage                                                           244,507
Registration fees                                                               62,861
Audit fees                                                                      26,500
Other                                                                           16,422
----------------------------------------------------------------------------------------
Total expenses                                                              14,827,410
   Earnings credits on cash balances (Note 2)                                  (80,872)
----------------------------------------------------------------------------------------
Total net expenses                                                          14,746,538
----------------------------------------------------------------------------------------
Investment income (loss) -- net                                              9,913,137
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) -- NET
----------------------------------------------------------------------------------------
Net realized gain (loss) on security transactions                          113,204,431
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       92,878,501
----------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                      206,082,932
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $  215,996,069
========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Equity Value Fund

YEAR ENDED MARCH 31,                                                          2006              2005
-----------------------------------------------------------------------------------------------------------
  OPERATIONS AND DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                         $     9,913,137   $    14,946,302
Net realized gain (loss) on security transactions                           113,204,431        85,732,017
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        92,878,501        28,165,305
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             215,996,069       128,843,624
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                (8,421,000)      (12,623,839)
      Class B                                                                  (354,820)       (1,854,934)
      Class C                                                                    (7,125)          (23,559)
      Class I                                                                      (164)             (194)
      Class Y                                                                  (117,179)          (99,629)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                          (8,900,288)      (14,602,155)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  CAPITAL SHARE TRANSACTIONS (NOTE 4)
-----------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                   99,597,531        79,255,151
   Class B shares                                                            17,224,906        18,645,965
   Class C shares                                                               561,220           585,669
   Class Y shares                                                             4,979,245         4,318,386
Reinvestment of distributions at net asset value
   Class A shares                                                             8,250,474        12,375,475
   Class B shares                                                               349,560         1,829,393
   Class C shares                                                                 7,097            23,482
   Class Y shares                                                               117,179            99,629
Payments for redemptions
   Class A shares                                                          (206,493,944)     (203,936,872)
   Class B shares (Note 2)                                                 (109,750,417)     (112,164,964)
   Class C shares (Note 2)                                                     (860,687)         (968,383)
   Class Y shares                                                            (1,715,552)       (2,260,168)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (187,733,388)     (202,197,237)
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      19,362,393       (87,955,768)
Net assets at beginning of year                                           1,150,833,904     1,238,789,672
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $ 1,170,196,297   $ 1,150,833,904
===========================================================================================================
Undistributed over net investment income                                $     1,965,550   $     2,418,359
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Equity Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Strategy Series, Inc. (formerly AXP Strategy Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------
value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,465,658 and accumulated net realized loss has been decreased by $1,465,658.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                   2006               2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ..........................   $ 8,421,000      $  12,623,839
   Long-term capital gain ...................            --                 --

CLASS B
Distributions paid from:
   Ordinary income ..........................       354,820          1,854,934
   Long-term capital gain ...................            --                 --

CLASS C
Distributions paid from:
   Ordinary income. .........................         7,125             23,559
   Long-term capital gain ...................            --                 --

CLASS I
Distributions paid from:
   Ordinary income ..........................           164                194
   Long-term capital gain ...................            --                 --

CLASS Y
Distributions paid from:
   Ordinary income ..........................       117,179             99,629
   Long-term capital gain ...................            --                 --

At March 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ...............                    $     723,212
Accumulated long-term gain (loss) ...........                    $(110,768,162)
Unrealized appreciation (depreciation) ......                    $ 260,822,817

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.40% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain

--------------------------------------------------------------------------------
20 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,268,814 for the year ended March 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.04% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $410,949 for Class A, $234,043 for Class B and $450 for Class C for the year ended March 31, 2006.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

During the year ended March 31, 2006, the Fund's custodian and transfer agency fees were reduced by $80,872 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $318,481,197 and $498,832,766, respectively, for the year ended March 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                        YEAR ENDED MARCH 31, 2006
                                        CLASS A        CLASS B       CLASS C   CLASS I    CLASS Y
----------------------------------------------------------------------------------------------------
Sold                                     9,107,686      1,565,231     50,786        --     452,152
Issued for reinvested distributions        739,939         32,271        644        --      10,410
Redeemed                               (19,032,227)   (10,216,829)   (80,845)       --    (158,930)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                 (9,184,602)    (8,619,327)   (29,415)       --     303,632
----------------------------------------------------------------------------------------------------

                                                        YEAR ENDED MARCH 31, 2005
                                        CLASS A        CLASS B      CLASS C    CLASS I    CLASS Y
----------------------------------------------------------------------------------------------------
Sold                                     8,717,593      1,962,540     62,673        --     453,688
Issued for reinvested distributions      1,285,681        189,458      2,452        --      10,268
Redeemed                               (21,459,049)   (12,185,968)  (102,819)       --    (243,918)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                (11,455,775)   (10,033,970)   (37,694)       --     220,038
----------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At March. 31, 2006, securities valued at $3,819,500 were on loan to brokers. For collateral, the Fund received $3,840,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $105,061 for the year ended March 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
22 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended March 31, 2006.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $110,768,162 at March 31, 2006, that if not offset by capital gains will expire as follows:

                                 2011                     2012
--------------------------------------------------------------------------------
                             $ 68,592,915              $ 42,175,247
--------------------------------------------------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------
prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

--------------------------------------------------------------------------------
24 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

--------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------

Fiscal period ended March 31,                                        2006        2005        2004        2003        2002
Net asset value, beginning of period                            $   10.12   $    9.17   $    6.39   $    9.45   $   10.31
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .12         .15         .10         .10         .09
Net gains (losses) (both realized and unrealized)                    2.03         .94        2.77       (3.08)       (.10)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     2.15        1.09        2.87       (2.98)       (.01)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.11)       (.14)       (.09)       (.08)       (.09)
Distributions from realized gains                                      --          --          --          --        (.76)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.11)       (.14)       (.09)       (.08)       (.85)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   12.16   $   10.12   $    9.17   $    6.39   $    9.45
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in millions)                         $     928   $     865   $     889   $     685   $   1,119
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     1.16%       1.11%       1.07%       1.00%       1.03%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
   net assets                                                        1.04%       1.46%       1.19%       1.22%        .91%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              28%         25%         39%         38%         61%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                     21.31%      11.96%      45.06%     (31.58%)       .10%
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

CLASS B

--------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------

Fiscal period ended March 31,                                        2006        2005        2004        2003        2002
Net asset value, beginning of period                              $ 10.14     $  9.18     $  6.40     $  9.46     $ 10.31
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .01         .07         .03         .03          --
Net gains (losses) (both realized and unrealized)                    2.06         .95        2.78       (3.07)       (.08)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     2.07        1.02        2.81       (3.04)       (.08)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.02)       (.06)       (.03)       (.02)       (.01)
Distributions from realized gains                                      --          --          --          --        (.76)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.02)       (.06)       (.03)       (.02)       (.77)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 12.19     $ 10.14     $  9.18     $  6.40     $  9.46
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $   226     $   275     $   341     $   319     $   761
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     1.92%       1.88%       1.84%       1.77%       1.78%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
   net assets                                                         .28%        .69%        .44%        .44%        .13%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              28%         25%         39%         38%         61%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                     20.39%      11.16%      43.89%     (32.13%)      (.62%)
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

--------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                          2006       2005      2004      2003        2002
Net asset value, beginning of period                $ 10.06   $   9.12   $  6.36    $ 9.40    $  10.27
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .02        .07       .03       .03         .01
Net gains (losses) (both realized and unrealized)      2.03        .93      2.76     (3.04)       (.10)
--------------------------------------------------------------------------------------------------------
Total from investment operations                       2.05       1.00      2.79     (3.01)       (.09)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.02)      (.06)     (.03)     (.03)       (.02)
Distributions from realized gains                        --         --        --        --        (.76)
--------------------------------------------------------------------------------------------------------
Total distributions                                    (.02)      (.06)     (.03)     (.03)       (.78)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.09   $  10.06   $  9.12    $ 6.36    $   9.40
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $     4   $      3   $     3    $    3    $      4
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)       1.92%      1.88%     1.85%     1.79%       1.81%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                      .28%       .69%      .42%      .44%        .14%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                            28%        25%       39%       38%         61%
--------------------------------------------------------------------------------------------------------
Total return(c)                                       20.43%     11.05%    43.87%   (32.09%)      (.66%)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

CLASS I

--------------------------------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                          2006       2005      2004(b)
Net asset value, beginning of period                $ 10.13   $   9.18   $  9.44
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .18        .19       .08
Net gains (losses) (both realized and unrealized)      2.02        .94      (.31)
--------------------------------------------------------------------------------------------------------
Total from investment operations                       2.20       1.13      (.23)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.15)      (.18)     (.03)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.18   $  10.13   $  9.18
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $    --   $     --   $    --
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        .72%       .67%      .71%(d)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                     1.48%      1.89%     1.29%(d)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                            28%        25%       39%
--------------------------------------------------------------------------------------------------------
Total return(e)                                       21.90%     12.45%    (2.42%)(f)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

--------------------------------------------------------------------------------
28 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y
--------------------------------------------------------------------------------
  PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------

Fiscal period ended March 31,                           2006         2005         2004         2003         2002
Net asset value, beginning of period                $  10.13     $   9.18     $   6.40     $   9.46     $  10.32
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .15          .17          .12          .11          .11
Net gains (losses) (both realized and unrealized)       2.02          .94         2.76        (3.07)        (.11)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        2.17         1.11         2.88        (2.96)          --
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.13)        (.16)        (.10)        (.10)        (.10)
Distributions from realized gains                         --           --           --           --         (.76)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                     (.13)        (.16)        (.10)        (.10)        (.86)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  12.17     $  10.13     $   9.18     $   6.40     $   9.46
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $     13     $      8     $      5     $      3     $      3
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)         .98%         .94%         .91%         .83%         .86%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                     1.22%        1.61%        1.35%        1.40%        1.06%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term             28%          25%          39%          38%          61%
   securities)
-----------------------------------------------------------------------------------------------------------------
Total return(c)                                        21.51%       12.16%       45.25%      (31.41%)        .28%
-----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Equity Value Fund (a series of RiverSource Strategy Series, Inc.) as of March 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2006, and the financial highlights for each of the years in the five-year period ended March 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Equity Value Fund as of March 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 22, 2006

--------------------------------------------------------------------------------
30 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Equity Value Fund
Fiscal year ended March 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals .........         100%
   Dividends Received Deduction for corporations .....         100%

PAYABLE DATE                                              PER SHARE
June 28, 2005 ........................................   $  0.02980
Sept. 28, 2005 .......................................      0.02177
Dec. 22, 2005 ........................................      0.02493
March 29, 2006 .......................................      0.02983
Total distributions ..................................   $  0.10633

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals .........         100%
   Dividends Received Deduction for corporations .....         100%

PAYABLE DATE                                              PER SHARE
June 28, 2005 ........................................   $  0.00972
Dec. 22, 2005 ........................................      0.00070
March 29, 2006 .......................................      0.00493
Total distributions ..................................   $  0.01535

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals .........         100%
   Dividends Received Deduction for corporations .....         100%

PAYABLE DATE                                              PER SHARE
June 28, 2005 ........................................   $  0.00983
Sept. 28, 2005 .......................................      0.00151
Dec. 22, 2005 ........................................      0.00393
March 29, 2006 .......................................      0.00731
Total distributions ..................................   $  0.02258

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals .........          100%
   Dividends Received Deduction for corporations .....          100%

PAYABLE DATE                                               PER SHARE
June 28, 2005 ........................................   $   0.04133
Sept. 28, 2005 .......................................       0.03305
Dec. 22, 2005 ........................................       0.03667
March 29, 2006 .......................................       0.04246
Total distributions ..................................   $   0.15351

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals .........          100%
   Dividends Received Deduction for corporations .....          100%

PAYABLE DATE                                               PER SHARE
June 28, 2005 ........................................   $   0.03486
Sept. 28, 2005 .......................................       0.02661
Dec. 22, 2005 ........................................       0.02985
March 29, 2006 .......................................       0.03607
Total distributions ..................................   $   0.12739

--------------------------------------------------------------------------------
32 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

                                                BEGINNING         ENDING          EXPENSES
                                              ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING      ANNUALIZED
                                               OCT. 1, 2005   MARCH 31, 2006   THE PERIOD(a)   EXPENSE RATIO
-------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------
   Actual (b)                                   $   1,000       $  1,119.70       $    6.13         1.16%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)     $   1,000       $  1,019.13       $    5.84         1.16%
-------------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------------
   Actual (b)                                   $   1,000       $  1,115.80       $   10.18         1.93%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)     $   1,000       $  1,015.29       $    9.70         1.93%
-------------------------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------------------------
   Actual (b)                                   $   1,000       $  1,115.30       $   10.18         1.93%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)     $   1,000       $  1,015.30       $    9.70         1.93%
-------------------------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------------------------
   Actual (b)                                   $   1,000       $  1,122.80       $    3.92          .74%
-------------------------------------------------------------------------------------------------------------
   Hypothetical                                 $   1,000       $  1,021.24       $    3.73          .74%
-------------------------------------------------------------------------------------------------------------
Class Y
-------------------------------------------------------------------------------------------------------------
   Actual (b)                                   $   1,000       $  1,120.70       $    5.18          .98%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)     $   1,000       $  1,020.04       $    4.94          .98%
-------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended March 31, 2006:
      +11.97% for Class A, +11.58% for Class B, +11.53% for Class C, +12.28% for
      Class I and +12.07% for Class Y.

--------------------------------------------------------------------------------
34 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 98 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND        PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE    DURING PAST FIVE YEARS                 DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                      Board member         Chief Justice, Minnesota Supreme
901 S. Marquette Ave.               since 2006           Court, 1998-2005
Minneapolis, MN 55402
Age 51

-----------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                     Board member         Chair, Board Services Corporation
901 S. Marquette Ave.               since 1999           (provides administrative services
Minneapolis, MN 55402                                    to boards); former Governor of
Age 71                                                    Minnesota

-----------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                   Board member         Trustee Professor of Economics and
901 S. Marquette Ave.               since 2004           Management, Bentley College; former
Minneapolis, MN 55402                                    Dean, McCallum Graduate School of
Age 55                                                   Business, Bentley College

-----------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                       Board member         Attorney and Consultant
901 S. Marquette Ave.               since 1985
Minneapolis, MN 55402
Age 71

-----------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                     Board member         Former Managing Director, Shikiar      American Progressive
901 S. Marquette Ave.               since 2005           Asset Management                       Insurance
Minneapolis, MN 55402
Age 70

-----------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.               Board member         President Emeritus and                 Valmont Industries, Inc.
901 S. Marquette Ave.               since 2002           Professor of Economics,                (manufactures irrigation
Minneapolis, MN 55402                                    Carleton College                       systems)
Age 67

-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 35
--------------------------------------------------------------------------------

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND        PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE    DURING PAST FIVE YEARS                 DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia              Board member         Director, Enterprise Asset             Strategic Distribution, Inc.
901 S. Marquette Ave.               since 2004           Management, Inc. (private real         (transportation, distribution
Minneapolis, MN 55402                                    estate and asset management            and logistics consultants)
Age 53                                                   company)

-----------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                      Board member         President and Chief Executive
901 S. Marquette Ave.               since 2006           Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                    Insurance Company, Inc. since 1999
Age 52

-----------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                     Board member         Former three-term United States
1201 Sunshine Ave.                  since 1997           Senator for Wyoming
Cody, WY 82414
Age 74

-----------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                Board member         Chief Executive Officer, RiboNovix,    Hybridon, Inc.
901 S. Marquette Ave.               since 2002           Inc. since 2003 (biotechnology);       (biotechnology); American
Minneapolis, MN 55402                                    former President, Forester Biotech     Healthways, Inc. (health
Age 62                                                                                          management programs)

-----------------------------------------------------------------------------------------------------------------------------

Board Member Affiliated with RiverSource Investments*

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND        PRINCIPAL OCCUPATION                   OTHER
AGE                                 LENGTH OF SERVICE    DURING PAST FIVE YEARS                 DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member         President - U.S. Asset Management
53600 Ameriprise Financial Center   since 2001,          and Chief Investment Officer,
Minneapolis, MN 55474               Vice President       Ameriprise Financial, Inc. and
Age 45                              since 2002           President, Chairman of the Board
                                                         and Chief Investment Officer,
                                                         RiverSource Investments, LLC
                                                         since 2005; Senior Vice President -
                                                         Chief Investment Officer, Ameriprise
                                                         Financial, Inc. and Chairman of the
                                                         Board and Chief Investment Officer,
                                                         RiverSource Investments, LLC,
                                                         2001-2005

-----------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
36 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND        PRINCIPAL OCCUPATION
AGE                                 LENGTH OF SERVICE    DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer            Vice President - Investment
105 Ameriprise Financial Center     since 2002           Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                    Inc., since 2002 since 2002; Vice
Age 50                                                   President - Finance, American
                                                         Express Company, 2000-2002

-----------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                  Vice President       Senior Vice President - Fixed
172 Ameriprise Financial Center     since 2004           Income, Ameriprise Financial, Inc.
Minneapolis, MN 55474                                    since 2002 and Senior Vice
Age 42                                                   President - Fixed Income,
                                                         RiverSource Investments, LLC since
                                                         2004; Managing Director, Zurich
                                                         Global Assets, 2001-2002

-----------------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                      President            Senior Vice President - Mutual
596 Ameriprise Financial Center     since 2002           Funds, Ameriprise Financial, Inc.,
Minneapolis, MN 55474                                    since 2002 and Senior Vice
Age 52                                                   President, RiverSource Investments,
                                                         LLC since 2004; Vice
                                                         President and Managing
                                                         Director - American
                                                         Express Funds,
                                                         Ameriprise Financial,
                                                         Inc., 2000-2002

-----------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                       Vice President,      President of Board Services
901 S. Marquette Ave.               General Counsel,     Corporation
Minneapolis, MN 55402               and Secretary
Age 67                              since 1978

-----------------------------------------------------------------------------------------------------------------------------
Beth E. Weimer                      Chief Compliance     Vice President and Chief Compliance
172 Ameriprise Financial Center     Officer since 2004   Officer, Ameriprise Financial, Inc.,
Minneapolis, MN 55474                                    since 2001 and Chief Compliance
Age 53                                                   Officer, RiverSource Investments,
                                                         LLC since 2005; Vice President and
                                                         Chief Compliance Officer - Asset
                                                         Management and Insurance, Ameriprise
                                                         Financial Services, Inc., since 2001
-----------------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 37
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spinoff of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
38 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 39
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered

--------------------------------------------------------------------------------
40 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 41
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE EQUITY VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                  AFFIRMATIVE              WITHHOLD
----------------------------------------------------------------------
Kathleen Blatz                  756,460,034.58          28,794,083.09
----------------------------------------------------------------------
Arne H. Carlson                 754,210,770.25          31,043,347.42
----------------------------------------------------------------------
Patricia M. Flynn               757,683,035.76          27,571,081.91
----------------------------------------------------------------------
Anne P. Jones                   755,066,402.59          30,187,715.08
----------------------------------------------------------------------
Jeffrey Laikind                 755,262,281.84          29,991,835.83
----------------------------------------------------------------------
Stephen R. Lewis, Jr.           757,532,890.58          27,721,227.09
----------------------------------------------------------------------
Catherine James Paglia          757,223,083.30          28,031,034.37
----------------------------------------------------------------------
Vikki L. Pryor                  757,408,979.15          27,845,138.52
----------------------------------------------------------------------
Alan K. Simpson                 753,150,098.47          32,104,019.20
----------------------------------------------------------------------
Alison Taunton-Rigby            756,599,852.37          28,654,265.30
----------------------------------------------------------------------
William F. Truscott             756,683,493.71          28,570,623.96
----------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

           AFFIRMATIVE       AGAINST         ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
         736,427,095.20   29,833,761.03   18,874,683.71      118,577.73
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

           AFFIRMATIVE       AGAINST         ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
         742,004,116.32   23,716,116.77   19,415,306.85      118,577.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
42 - RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

           AFFIRMATIVE       AGAINST         ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
         741,522,058.21   25,344,596.95   18,268,884.78      118,577.73
--------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

           AFFIRMATIVE       AGAINST         ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
         738,055,116.18   28,036,990.87   19,043,432.89      118,577.73
--------------------------------------------------------------------------------

LENDING

           AFFIRMATIVE       AGAINST         ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
         734,163,864.96   32,072,306.54   18,899,368.44      118,577.73
--------------------------------------------------------------------------------

BORROWING

           AFFIRMATIVE       AGAINST         ABSTAIN      BROKER NON-VOTES
--------------------------------------------------------------------------------
         737,346,638.01   29,643,658.63   18,145,243.30      118,577.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND - 2006 ANNUAL REPORT - 43
--------------------------------------------------------------------------------

RIVERSOURCE(SM) EQUITY VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                              This report must be accompanied or preceded by the
                              Fund's current prospectus. RiverSource Funds are
                              managed by RiverSource Investments, LLC and
                              distributed by Ameriprise Financial Services,
RIVERSOURCE [LOGO](SM)        Inc., Member NASD. Both companies are part of
    INVESTMENTS               Ameriprise Financial, Inc.

Prospectus and
Annual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)
SMALL CAP ADVANTAGE FUND

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE
PERIOD ENDED MARCH 31, 2006
2006 PROSPECTUS ENCLOSED

> RIVERSOURCE SMALL CAP
  ADVANTAGE FUND SEEKS
  TO PROVIDE SHAREHOLDERS
  WITH LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

TABLE OF CONTENTS

Fund Snapshot .............................................................    2

Performance Summary .......................................................    3

Questions & Answers  with Portfolio Management ............................    4

The Fund's Long-Term Performance ..........................................   10

Investments in Securities .................................................   12

Financial Statements ......................................................   21

Notes to Financial Statements .............................................   24

Report of Independent Registered Public Accounting Firm ...................   37

Federal Income Tax Information ............................................   38

Fund Expenses Example .....................................................   40

Board Members and Officers ................................................   42

Approval of Investment Management  Services Agreement .....................   45

Proxy Voting ..............................................................   49

Results of Meeting of Shareholders ........................................   50

      [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
               RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 1
--------------------------------------------------------------------------------

FUND SNAPSHOT

                                AT MARCH 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS                            SINCE           YEARS IN INDUSTRY

KENWOOD CAPITAL MANAGEMENT LLC
Kent Kelley, CFA                              5/99                   27
Jacob Hurwitz, CFA                            5/99                   27

RIVERSOURCE INVESTMENTS, LLC
Dimitris Bertsimas, Ph.D.                     7/04                   15
Jonathan Calvert, CFA                         7/04                   13

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

For investors seeking long-term capital growth.

Inception dates by class

A: 5/4/99   B: 5/4/99   C: 6/26/00  I: 3/4/04    Y: 5/4/99

Ticker symbols by class

A: ASAAX    B: ASABX    C: ADVCX    I: --        Y: --

Total net assets                            $829.3 million

Number of holdings                                   566

--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

[Chart] Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND     GROWTH
                           LARGE
                           MEDIUM  SIZE
            X              SMALL


--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Percentage of portfolio assets

Information Technology          20.2%
Financials                      19.1%
Industrials                     16.3%
Health Care                     12.8%
Consumer Discretionary          10.3%
Energy                           5.8%
Materials                        5.4%
Short-Term Securities**          3.6%
Consumer Staples                 2.9%
Utilities                        2.2%
Telecommunication Services       1.4%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 3.6%, 3.4% is due to security lending activity and 0.2% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Percentage of portfolio assets

ProAssurance (Insurance)                                                    0.5%
--------------------------------------------------------------------------------
Selective Insurance Group (Insurance)                                       0.5
--------------------------------------------------------------------------------
Ohio Casualty (Insurance)                                                   0.5
--------------------------------------------------------------------------------
Phillips-Van Heusen
(Textiles, Apparel & Luxury Goods)                                          0.5
--------------------------------------------------------------------------------
Genlyte Group (Electrical Equipment)                                        0.5
--------------------------------------------------------------------------------
Eagle Materials (Construction Materials)                                    0.5
--------------------------------------------------------------------------------
ANSYS (Software)                                                            0.5
--------------------------------------------------------------------------------
Ventiv Health (Health Care Providers & Services)                            0.5
--------------------------------------------------------------------------------
Investment Technology Group (Capital Markets)                               0.5
--------------------------------------------------------------------------------
Cimarex Energy (Oil, Gas & Consumable Fuels)                                0.5
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products involve risks including possible loss of principal and fluctuation in value.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

PERFORMANCE COMPARISON
For the year ended March 31, 2006

+23.05%   RiverSource Small Cap Advantage Fund Class A (excluding sales charge)

+25.85%   Russell 2000(R) Index (unmanaged)

+23.93%   Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                             CLASS A                  CLASS B                    CLASS C              CLASS I     CLASS Y
(INCEPTION DATES)            (5/4/99)                (5/4/99)                   (6/26/00)             (3/4/04)    (5/4/99)
                                                              AFTER                      AFTER
                        NAV(1)     POP(2)       NAV(1)        CDSC(3)      NAV(1)        CDSC(4)       NAV(5)       NAV(5)
AT MARCH 31, 2006
----------------------------------------------------------------------------------------------------------------------------
1 year                  +23.05%    +15.98%      +22.03%       +17.03%      +22.03%       +21.03%       +23.58%     +23.25%
----------------------------------------------------------------------------------------------------------------------------
3 years                 +29.50%    +26.97%      +28.58%       +27.77%      +28.48%       +28.48%          N/A      +29.78%
----------------------------------------------------------------------------------------------------------------------------
5 years                 +13.20%    +11.87%      +12.33%       +12.07%      +12.33%       +12.33%          N/A      +13.36%
----------------------------------------------------------------------------------------------------------------------------
Since inception          +9.67%     +8.73%       +8.83%        +8.83%       +7.39%        +7.39%       +13.92%      +9.85%
----------------------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


--------------------------------------------------------------------------------
               RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

      RiverSource(SM) Small Cap Advantage Fund advanced 23.05% (Class A shares, excluding sales charge) for the 12 months ended March 31, 2006. The Fund's benchmark, the Russell 2000(R) Index (Russell Index), rose 25.85% for the same time frame. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, advanced 23.93% during the fiscal period.

      U.S. stocks delivered very attractive returns for the Fund's fiscal year, as investors focused on sustained U.S. economic growth, prospects for improved global growth and a possible end to the Federal Reserve Board's (the Fed) cycle of short-term interest rate increases. Continuing concerns about higher oil prices, inflationary pressures and potentially slower consumer spending failed to derail the market's advance. Small-cap stocks were the strongest performers for the year and are now in their sixth year of outperformance. Smaller companies benefited from solid earnings reports, a strengthening U.S. dollar and low borrowing costs. Within the small-cap market, growth stocks outperformed their value peers.

      The Fund is primarily managed by Jake Hurwitz and Kent Kelley of Kenwood Capital Management in Minneapolis. Dimitris Bertsimas and Jonathan Calvert of RiverSource Investment's Cambridge investment office, a quantitative investing office, manage less than 20% of the Fund's assets. Each team employs a separate and distinct small company equity selection process. Hurwitz and Kelley have been portfolio managers since the Fund's inception in 1999.

Q:    What factors most significantly affected the Fund's performance?

      HURWITZ AND KELLEY: Stock selection had the largest impact on performance for the portion of the Fund that we manage. However, stock selection detracted from performance relative to the Russell Index, as our by-the-numbers approach was less effective than usual in a number of sectors. The portfolio's best performance occurred in the consumer discretionary, energy and health care sectors.


--------------------------------------------------------------------------------
4 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      Among the portfolio's consumer discretionary holdings, WESCO Intl, a distributor of electrical products, rose sharply on strong sales and earnings growth. Footwear manufacturer Skechers USA reported solidly improving earnings, which, combined with attractive valuations, led to a sharp increase in its stock price. Among the portfolio's business services stocks, Jones Lang LaSalle benefited from the generally favorable commercial real estate market and reported strong results for 2005. Continued strength in commercial construction and office-related spending bolstered Eagle Materials, a manufacturer and distributor of wallboard and cement products. Stock selection in the consumer services group, including online movie rental service NetFlix, also added to the Fund's return.

      In the energy sector, strong stock selection in exploration and production companies such as Southwestern Energy, Arena Resources, St. Mary Land & Exploration and Quicksilver Resources had a favorable impact. Positions in energy service firms Oil States Intl and Helix Energy Solutions Group also boosted performance in the energy sector.

      Finally, stock selection in the health care sector was also beneficial. LifeCell, a medical device company, was a particularly strong performer during the period.

      On the other hand, stock selection in technology was the largest negative contributor to performance. Portfolio holdings Ditech Communications, Digi Intl and Agilysys lagged during the period due to disappointing earnings reports. Moreover, smaller-than-Russell Index positions in a number of technology stocks that generated unusually large gains during this period including Rambus, BrightPoint, Trident Microsystems, and Plexus, also hurt the portfolio's performance. Finally, the portfolio had less exposure than the Russell Index to real estate investment trusts, which significantly outperformed other financial groups for the period.


--------------------------------------------------------------------------------
               RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> THE SMALL-CAP UNIVERSE ADVANCED SHARPLY FOR THE YEAR AND OUR MOMENTUM MODEL TENDS TO DO WELL WHEN THE MARKET RISES.

      -- Bertsimas and Calvert

      BERTSIMAS AND CALVERT: The segment of the Fund that we manage outpaced the Russell Index, primarily due to the very strong performance of our momentum model. The small-cap universe advanced sharply for the year and our momentum model tends to do well when the market rises. The value model and the quality-adjusted value model lagged the Russell Index for the full period.

      Since we keep the sector weightings in our segment fairly close to the Russell Index, results were largely driven by stock selection; however, a larger-than Russell Index position in energy was advantageous. Energy was the best performing index sector for the year. The Fund also benefited from favorable stock selection in the energy sector. An example is Southwestern Energy, which was a selection of the momentum model.

      Stock selection was also advantageous in industrials and telecommunications services. Results from two industrials stocks, Joy Global and USG were particularly notable. Both stocks were removed from the Russell Index during the fiscal year; however, we continued to hold smaller positions because our models still considered the stocks attractive. Joy Global specializes in mining machinery and has benefited from increased demand for mining equipment as well as the market's favorable attitude toward mining and commodities. Building materials company USG reached a settlement resolving current and future claims for asbestos-related injuries and is poised to emerge from voluntary Chapter 11 bankruptcy. In the telecommunications sector, SBA Communications was a leading contributor to returns.


--------------------------------------------------------------------------------
6 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE BELIEVE USING A BALANCED STRATEGY -- FOCUSED ON VALUATION, EARNINGS AND PRICE-RELATED VARIABLES -- WILL PRODUCE CONSISTENT AND ATTRACTIVE RISK-ADJUSTED RETURNS OVER THE LONG TERM.

      -- HURWITZ AND KELLEY

      Stock selection in the information technology sector detracted from return relative to the Russell Index. Technology as a group did well, but the specific holdings chosen by our models lagged. Selected semi-conductors stocks within the portfolio performed quite well, but the positive effect was overshadowed by not holding other stocks that also advanced strongly.

      Finally, health care stock selection was disadvantageous as well. One of the most significant detractors was OCA, a provider of practice management services for orthodontic practices. The company had accounting issues and although we sold it before management declared bankruptcy, the stock still had a negative effect on results for the year.

Q:    How would you describe the Fund's current investment strategy/approach?

      HURWITZ AND KELLEY: Our goal is to find attractive small-cap growth and value holdings by using quantitative and qualitative analysis. We use a computer screening process to identify what we believe are the best investment opportunities in all sectors of the small-cap market. Our selection process favors companies with superior cash flow generation and attractive valuations. We invest in all sectors of the small-cap market and we keep the Fund's weightings in all market sectors roughly equal to the Russell Index. We believe using a balanced strategy -- focused on valuation, earnings and price-related variables -- will produce consistent and attractive risk-adjusted returns over the long term.


--------------------------------------------------------------------------------
               RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      BERTSIMAS AND CALVERT: We manage our segment of the Fund using a quantitative approach designed to select a diversified portfolio of value and growth stocks that will perform well regardless of market conditions. During the past year there were no significant changes to our processes. We continued to rely on our three models, momentum, value and quality-adjusted value, to select stocks. Sector weightings in this segment are a byproduct of stock selection and during the period the stock selections of our models led to a reduction in the Fund's energy weighting relative to the Russell Index. Holdings of biotechnology companies increased based on their strong momentum characteristics. In terms of individual stocks, we reduced positions in strong performers Joy Global and USG, which are no longer in the Russell Index.

Q:    How do you intend to manage the Fund in the coming months?

      HURWITZ AND KELLEY: Our strategy is to continue to select stocks one at a time, using a quantitative appraisal discipline. We strive to provide balanced exposure to both growth and value small-cap stocks and we seek to manage risk by keeping sector weightings similar to the Russell Index.

      At fiscal year-end equity valuations remain in-line with historical averages and we consider them reasonable relative to interest rates. However, the sharp advance in small-cap share prices since the end of 2005 has left small-cap valuations relative to larger cap stocks slightly above long-term averages, which increases the market risk for small-cap stocks. In our opinion, it is likely that the early 2006 rally in small-cap equities may be followed by a period of increased concern over Fed policy and the outlook for corporate earnings.


--------------------------------------------------------------------------------
8 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

BERTSIMAS AND CALVERT: For the management of the portfolio, we rely entirely on the bottom-up stock selection of our quantitative models. We are confident that these models can continue to work in concert, regardless of the market conditions. We do not adjust the models based on our outlook for the markets or individual sectors. That being said, we do generally believe that the small-cap market continues to show strong momentum characteristics, and we are optimistic that the Fund can benefit from a favorable environment for small-cap stocks.

--------------------------------------------------------------------------------
               RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 9
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Advantage Fund Class A shares (from 5/1/99 to 3/31/06)* as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                 CLASS A
                             ------------------------------------------------
                                        Short-term      Long-term
Fiscal year ended            Income   capital gains   capital gains    TOTAL
-----------------------------------------------------------------------------
March 31, 2006                $  --       $0.16           $1.16       $1.32
-----------------------------------------------------------------------------
March 31, 2005                   --          --             0.1        0.17
-----------------------------------------------------------------------------
March 31, 2004                   --          --              --          --
-----------------------------------------------------------------------------
March 31, 2003                   --          --              --          --
-----------------------------------------------------------------------------
March 31, 2002                   --          --              --          --
-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP ADVANTAGE
                                      FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                    RiverSource Small Cap
                    Advantage Fund Class A            Russell 2000(R)          Lipper Small-Cap
                    (includes sales charge)              Index(1)            Core Funds Index(2)
5/1/99                       $9,425                       $10,000                   $10,000
3/00                        $11,502                       $12,600                   $13,564
3/01                         $9,594                       $10,668                   $12,148
3/02                        $10,876                       $12,159                   $14,587
3/03                         $8,212                        $8,881                   $10,789
3/04                        $13,560                       $14,550                   $17,008
3/05                        $14,496                       $15,337                   $18,381
3/06                        $17,837                       $19,302                   $22,780

COMPARATIVE RESULTS
Results at March 31, 2006

                                                                                                            SINCE
                                                                    1 YEAR        3 YEARS     5 YEARS    INCEPTION(3)
RIVERSOURCE SMALL CAP ADVANTAGE FUND (INCLUDES SALES CHARGE)
------------------------------------------------------------------------------------------------------------------------
Class A        Cumulative value of $10,000                          $11,598       $20,469     $17,521      $17,837
------------------------------------------------------------------------------------------------------------------------
               Average annual total return                           +15.98%       +26.97%     +11.87%       +8.73%
------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX(1)
------------------------------------------------------------------------------------------------------------------------
               Cumulative value of $10,000                          $12,585       $21,733     $18,093      $19,302
------------------------------------------------------------------------------------------------------------------------
               Average annual total return                          +25.85%        +29.53%     +12.59%       +9.98%
------------------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
------------------------------------------------------------------------------------------------------------------------
               Cumulative value of $10,000                          $12,393       $21,114     $18,753      $22,780
------------------------------------------------------------------------------------------------------------------------
               Average annual total return                          +23.93%        +28.29%     +13.40%      +12.64%
------------------------------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 11
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Small Cap Advantage Fund

MARCH 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (99.1%)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
AEROSPACE & DEFENSE (2.3%)
Armor Holdings                                        45,000(b)      $ 2,623,050
BE Aerospace                                          59,118(b)        1,485,044
Ceradyne                                               5,187(b)          258,831
DRS Technologies                                      58,000           3,182,460
Hexcel                                                70,000(b)        1,537,900
Kaman                                                 10,124             254,720
Moog Cl A                                             46,393(b)        1,646,488
Orbital Sciences                                     136,350(b)        2,157,057
SI Intl                                               47,000(b)        1,652,050
Teledyne Technologies                                 75,400(b)        2,684,240
Triumph Group                                         35,000(b)        1,549,100
                                                                     -----------
Total                                                                 19,030,940
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.4%)
EGL                                                    6,233(b)          280,485
Hub Group Cl A                                        33,000(b)        1,504,140
Pacer Intl                                            45,000           1,470,600
                                                                     -----------
Total                                                                  3,255,225
--------------------------------------------------------------------------------

AIRLINES (0.7%)
Continental Airlines Cl B                            119,900(b)        3,225,310
ExpressJet Holdings                                   32,738(b)          243,571
SkyWest                                               89,308           2,614,045
                                                                     -----------
Total                                                                  6,082,926
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
American Axle & Mfg Holdings                          15,770             270,140
ArvinMeritor                                         102,896           1,534,180
Bandag                                                 4,968             208,010
Cooper Tire & Rubber                                  16,307             233,842
Superior Inds Intl                                    11,363             219,988
Tenneco                                               55,000(b)        1,192,950
                                                                     -----------
Total                                                                  3,659,110
--------------------------------------------------------------------------------

AUTOMOBILES (--%)
Monaco Coach                                          11,139             149,263

BEVERAGES (0.6%)
Boston Beer Cl A                                      88,000(b)        2,288,880
Hansen Natural                                        23,613(b,d)      2,976,419
                                                                     -----------
Total                                                                  5,265,299
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)

BIOTECHNOLOGY (4.3%)
Abgenix                                               21,837(b)      $   491,333
Albany Molecular Research                             28,700(b)          291,592
Alkermes                                             102,789(b)        2,266,497
Amylin Pharmaceuticals                                50,049(b)        2,449,899
Applera - Celera  Genomics Group                     141,700(b,f)      1,656,473

Arena Pharmaceuticals                                113,000(b,d)      2,046,430
BioMarin Pharmaceutical                              139,702(b)        1,874,801
Caliper Life Sciences                                216,000(b)        1,382,400
Cubist Pharmaceuticals                                10,565(b)          242,678
CV Therapeutics                                       79,900(b,d)      1,764,192
deCODE genetics                                      235,200(b,c)      2,039,184
Exelixis                                             127,200(b)        1,527,672
Human Genome Sciences                                112,700(b)        1,225,049
ICOS                                                  33,000(b)          727,650
InterMune                                             46,000(b,d)        852,840
Lexicon Genetics                                     221,300(b)        1,226,002
Medarex                                              188,000(b)        2,485,360
Myriad Genetics                                       40,000(b)        1,043,600
Neurocrine Biosciences                                37,199(b)        2,400,823
Progenics Pharmaceuticals                              5,172(b)          137,006
Regeneron Pharmaceuticals                            151,200(b)        2,514,456
United Therapeutics                                   23,800(b)        1,577,464
Vertex Pharmaceuticals                                86,367(b)        3,160,169
                                                                     -----------
Total                                                                 35,383,570
--------------------------------------------------------------------------------

BUILDING PRODUCTS (0.6%)
Ameron Intl                                            3,535             258,868
Lennox Intl                                           62,000           1,851,320
NCI Building Systems                                  38,000(b)        2,271,260
USG                                                    4,120(b)          391,235
                                                                     -----------
Total                                                                  4,772,683
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
Calamos Asset  Management Cl A                        49,000           1,832,600
Investment Technology Group                           79,269(b)        3,947,596
Knight Capital Group Cl A                            130,363(b)        1,815,957
LaBranche & Co                                        20,848(b)          329,607
TradeStation Group                                    10,342(b)          142,926
Waddell & Reed Financial Cl A                          9,722             224,578
                                                                     -----------
Total                                                                  8,293,264
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
CHEMICALS (1.2%)
Albemarle                                             54,800         $ 2,485,180
Cambrex                                               10,834             211,696
FMC                                                    2,658             164,743
HB Fuller                                             47,143           2,420,322
Innospec                                               9,108(c)          233,438
OM Group                                               6,531(b)          150,213
Schulman A                                            60,800           1,504,800
Sensient Technologies                                 22,277             402,100
Spartech                                              63,700           1,528,800
Westlake Chemical                                     24,600             849,930
WR Grace & Co                                         20,011(b)          266,146
                                                                     -----------
Total                                                                 10,217,368
--------------------------------------------------------------------------------

COMMERCIAL BANKS (4.3%)
Amcore Financial                                       8,254             260,991
BancorpSouth                                         128,925           3,095,489
Bank of Hawaii                                        43,800           2,334,978
BOK Financial                                         57,700           2,743,635
Camden Natl                                            2,540              97,536
Capitol Bancorp                                       31,800           1,486,650
Center Financial                                      45,000           1,090,350
Chemical Financial                                    10,714             346,169
Chittenden                                            13,122             380,144
Citizens Banking                                       7,816             209,860
City Holding                                          60,500           2,225,795
Colonial BancGroup                                    99,700           2,492,500
Community Bank System                                 98,000           2,188,340
Community Trust Bancorp                                6,335             214,757
East-West Bancorp                                     50,700           1,954,485
Financial Institutions                                 3,710              70,082
First BanCorp Puerto Rico                             98,000(c)        1,211,280
First Citizens BancShares Cl A                           802             154,786
First Community Bancorp                               26,213           1,511,442
First Community Bancshares                             4,400             140,712
First Financial Bancorp                                8,381             139,460
First Indiana                                          2,616              72,986
Great Southern Bancorp                                 2,758              79,651
Greater Bay Bancorp                                  121,800           3,378,731
Hanmi Financial                                       63,400           1,145,004
Independent Bank                                      46,000           1,478,900
Irwin Financial                                        8,210             158,699
Mid-State Bancshares                                   6,404             188,470
Old Natl Bancorp                                       8,004             173,207
Omega Financial                                        2,690              91,083
Republic Bancorp                                       9,234             111,177
Southwest Bancorp                                      7,203             160,195
Susquehanna Bancshares                                10,679             275,198

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                                SHARES            VALUE(a)
COMMERCIAL BANKS (CONT.)
Taylor Capital Group                                  41,000         $ 1,606,790
Tompkins Trustco                                       2,752             132,509
Trustmark                                             20,995             664,282
UMB Financial                                          1,224              85,962
Vineyard Natl Bancorp                                 51,000(d)        1,494,300
                                                                     -----------
Total                                                                 35,646,585
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.1%)
Administaff                                           33,379           1,814,482
Banta                                                  5,278             274,350
Clean Harbors                                          1,463(b)           43,407
Consolidated Graphics                                 46,000(b)        2,397,520
Corinthian Colleges                                  100,000(b)        1,440,000
Corrections Corp of America                           53,000(b)        2,395,600
Escala Group                                           7,388(b)          193,492
FTI Consulting                                        82,400(b)        2,350,872
IKON Office Solutions                                 15,480             220,590
Jackson Hewitt Tax Service                           101,000           3,189,581
Labor Ready                                          122,048(b)        2,923,051
NCO Group                                             14,124(b)          335,445
Pre-Paid Legal Services                                3,132             111,123
Schawk                                                50,240           1,306,742
Sotheby's Holdings Cl A                               45,600(b)        1,324,224
SOURCECORP                                             6,500(b)          156,715
Spherion                                             162,000(b)        1,684,800
TeleTech Holdings                                    102,000(b)        1,133,220
United Stationers                                     47,292(b)        2,511,205
Viad                                                   6,694             229,470
                                                                     -----------
Total                                                                 26,035,889
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.3%)
3Com                                                 192,000(b)          983,040
ADTRAN                                                46,453           1,216,140
ARRIS Group                                          226,900(b)        3,122,144
Black Box                                             55,854           2,683,785
CIENA                                                394,600(b)        2,055,866
CommScope                                             97,500(b)        2,783,625
Finisar                                              291,572(b)        1,443,281
Foundry Networks                                     139,000(b)        2,524,240
Ixia                                                  28,469(b)          405,968
NETGEAR                                               97,600(b)        1,855,376
Packeteer                                            110,000(b)        1,276,000
Powerwave Technologies                                97,125(b)        1,310,216
Redback Networks                                       8,558(b)          185,623
SiRF Technology Holdings                              66,000(b)        2,337,060
Sycamore Networks                                    238,600(b)        1,121,420
Tekelec                                               64,100(b)          886,503
Westell Technologies Cl A                            354,000(b)        1,440,780
                                                                     -----------
Total                                                                 27,631,067
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
COMPUTERS & PERIPHERALS (2.0%)
Brocade Communications Systems                       390,000(b)      $ 2,605,200
Electronics for Imaging                               94,700(b)        2,648,759
Emulex                                               106,800(b)        1,825,212
Imation                                               58,010           2,489,209
Intergraph                                             6,809(b)          283,663
Iomega                                                38,451(b)          126,119
Komag                                                 57,379(b)        2,731,241
Maxtor                                               184,600(b)        1,764,776
Palm                                                  80,200(b,d)      1,857,432
                                                                     -----------
Total                                                                 16,331,611
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.7%)
Comfort Systems USA                                  115,050           1,553,175
EMCOR Group                                           32,731(b)        1,625,421
Granite Construction                                  58,000           2,823,441
MasTec                                                89,000(b)        1,261,130
Perini                                                54,000(b)        1,639,980
Quanta Services                                      157,060(b)        2,516,101
Shaw Group                                            26,911(b)          818,094
URS                                                    4,300(b)          173,075
Washington Group Intl                                 26,094           1,497,535
                                                                     -----------
Total                                                                 13,907,952
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.9%)
Eagle Materials                                       63,029(d)        4,018,729
Headwaters                                            30,000(b)        1,193,700
Texas Inds                                            40,200           2,431,698
                                                                     -----------
Total                                                                  7,644,127
--------------------------------------------------------------------------------

CONSUMER FINANCE (1.5%)
AmeriCredit                                           81,200(b)        2,495,276
Cash America Intl                                     49,320           1,480,586
CompuCredit                                           88,675(b)        3,264,127
MoneyGram Intl                                       110,253           3,386,972
World Acceptance                                      66,230(b)        1,814,702
                                                                     -----------
Total                                                                 12,441,663
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Packaging Corp of America                             79,000           1,772,760
Rock-Tenn Cl A                                         7,300             109,427
Silgan Holdings                                       40,100           1,610,817
                                                                     -----------
Total                                                                  3,493,004
--------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Building Material Holding                              7,238             257,962
Handleman                                             14,590             140,064
                                                                     -----------
Total                                                                    398,026
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                                SHARES            VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Encore Capital Group                                  97,900(b)      $ 1,444,025
NASDAQ Stock Market                                   49,386(b)        1,977,415
                                                                     -----------
Total                                                                  3,421,440
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Cincinnati Bell                                      256,000(b)        1,157,120
Level 3 Communications                               307,100(b,d)      1,590,778
Talk America Holdings                                206,191(b)        1,758,810
Time Warner Telecom Cl A                              12,052(b)          216,333
                                                                     -----------
Total                                                                  4,723,041
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.2%)
Allete                                                 5,558             259,003
Black Hills                                            5,675             192,950
Cleco                                                102,961           2,299,119
Duquesne Light Holdings                                8,659             142,874
El Paso Electric                                     102,900(b)        1,959,216
Idacorp                                                9,200             299,184
Otter Tail                                            79,990           2,294,913
Sierra Pacific Resources                             170,000(b)        2,347,700
                                                                     -----------
Total                                                                  9,794,959
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.3%)
Acuity Brands                                         31,000           1,240,000
General Cable                                         67,885(b)        2,058,952
Genlyte Group                                         60,000(b)        4,088,400
Regal-Beloit                                          71,000           3,001,170
                                                                     -----------
Total                                                                 10,388,522
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.0%)
Aeroflex                                             226,900(b)        3,115,337
Agilysys                                              89,000           1,340,340
Anixter Intl                                          43,900           2,097,542
Benchmark Electronics                                 47,391(b)        1,817,445
BrightPoint                                            9,575(b)          297,400
Checkpoint Systems                                    68,400(b)        1,838,592
Global Imaging Systems                                 5,598(b)          212,612
Itron                                                 50,200(b)        3,004,470
LoJack                                                88,000(b)        2,110,240
Methode Electronics                                   13,655             148,703
Metrologic Instruments                               112,300(b)        2,597,499
Multi-Fineline Electronix                             26,000(b)        1,520,740
PAR Technology                                        68,988(b)        1,223,847
Paxar                                                 15,560(b)          304,509
Plexus                                                 8,607(b)          323,365
Rofin-Sinar Technologies                              49,200(b)        2,663,196
SYNNEX                                                18,479(b)          342,970
                                                                     -----------
Total                                                                 24,958,807
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
ENERGY EQUIPMENT & SERVICES (3.1%)
Atwood Oceanics                                       20,000(b)      $ 2,020,200
Grey Wolf                                            405,800(b)        3,019,152
Helix Energy Solutions Group                          87,156(b)        3,303,212
Hydril                                                26,100(b)        2,034,495
Lone Star Technologies                                 5,264(b)          291,678
Lufkin Inds                                            1,204              66,750
NS Group                                              58,403(b)        2,688,290
Oil States Intl                                       98,851(b)        3,642,659
Parker Drilling                                      205,801(b)        1,907,775
RPC                                                   63,336           1,447,228
TETRA Technologies                                     8,267(b)          388,880
TODCO Cl A                                            65,000           2,561,650
Unit                                                  38,100(b)        2,124,075
                                                                     -----------
Total                                                                 25,496,044
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Casey's General Stores                                89,000           2,035,430
Great Atlantic & Pacific Tea                           3,543(b)          123,757
Longs Drug Stores                                     36,000           1,666,080
Nash Finch                                             5,497             164,360
Pathmark Stores                                        5,432(b)           56,819
Ruddick                                               14,366             349,237
Spartan Stores                                       130,000           1,657,500
Weis Markets                                           5,673             252,846
                                                                     -----------
Total                                                                  6,306,029
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Chiquita Brands Intl                                   6,100             102,297
Corn Products Intl                                    66,300           1,960,491
Farmer Brothers                                        4,681             104,386
Lancaster Colony                                       6,194             260,148
Premium Standard Farms                                65,000           1,140,750
Seaboard                                                 180             286,920
                                                                     -----------
Total                                                                  3,854,992
--------------------------------------------------------------------------------

GAS UTILITIES (1.1%)
Energen                                               67,228           2,352,980
Nicor                                                 69,102           2,733,676
Peoples Energy                                         8,227             293,210
South Jersey Inds                                     61,800           1,685,286
Southwest Gas                                         65,000           1,816,750
WGL Holdings                                          10,577             321,752
                                                                     -----------
Total                                                                  9,203,654
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.6%)
Cutera                                                55,000(b)        1,491,600
DJ Orthopedics                                        58,000(b)        2,306,080
Haemonetics                                           65,700(b)        3,335,589
Hologic                                               65,705(b)        3,636,771
Illumina                                              30,890(b)          733,638

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES
(CONT.)
Intuitive Surgical                                    26,056(b)      $ 3,074,608
Invacare                                               4,412             137,037
Kyphon                                                 5,186(b)          192,919
LifeCell                                               7,774(b)          175,304
Mentor                                                 6,965             315,584
Meridian Bioscience                                    6,105             164,713
Nektar Therapeutics                                  115,800(b)        2,360,004
OraSure Technologies                                  10,813(b)          111,374
Thoratec                                              68,923(b)        1,328,146
Varian                                                58,000(b)        2,388,440
                                                                     -----------
Total                                                                 21,751,807
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (5.2%)
Advisory Board                                        45,700(b)        2,548,689
Allscripts Healthcare Solutions                       70,600(b)        1,292,686
American Retirement                                    6,700(b)          171,654
AMN Healthcare Services                               75,000(b)        1,404,000
Apria Healthcare Group                                 6,383(b)          146,681
Centene                                               74,000(b)        2,158,580
Chemed                                                57,000           3,382,380
Cross Country Healthcare                              81,000(b)        1,568,160
HealthExtras                                           7,841(b)          276,787
Horizon Health                                         4,100(b)           81,180
Kindred Healthcare                                     4,200(b)          105,630
LCA-Vision                                            31,000           1,553,410
Magellan Health Services                              62,100(b)        2,513,187
Odyssey HealthCare                                   103,000(b)        1,772,630
Option Care                                          153,450(d)        2,169,783
Per-Se Technologies                                   81,962(b)        2,185,107
PSS World Medical                                    165,000(b)        3,182,850
Psychiatric Solutions                                 97,800(b)        3,240,114
Radiation Therapy Services                            87,000(b)        2,219,370
RehabCare Group                                        5,946(b)          112,082
Stewart Enterprises Cl A                              68,000             388,280
Sunrise Senior Living                                  8,020(b)          312,539
TriZetto Group                                       136,000(b)        2,392,240
Ventiv Health                                        119,096(b)        3,956,370
WellCare Health Plans                                 81,000(b)        3,680,640
                                                                     -----------
Total                                                                 42,815,029
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
HOTELS, RESTAURANTS & LEISURE (2.1%)
Bluegreen                                              8,700(b)      $   115,014
Bob Evans Farms                                       14,681             436,173
Domino's Pizza                                       120,600           3,443,130
IHOP                                                  45,000           2,157,300
Jack in the Box                                       31,088(b)        1,352,328
Krispy Kreme Doughnuts                                24,050(b)          215,969
Monarch Casino & Resort                               88,000(b)        2,498,320
Papa John's Intl                                      10,189(b)          334,301
Ruby Tuesday                                          59,881           1,920,982
Ryan's Restaurant Group                               20,075(b)          291,088
Speedway Motorsports                                  51,000           1,948,710
Vail Resorts                                          68,100(b)        2,602,782
                                                                     -----------
Total                                                                 17,316,097
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
Beazer Homes USA                                      11,084             728,219
Blyth                                                  9,725             204,420
Brookfield Homes                                       5,200             269,672
Champion Enterprises                                 160,000(b)        2,393,600
Ethan Allen Interiors                                 12,374             519,955
Furniture Brands Intl                                 99,282           2,433,401
La-Z-Boy                                              23,925(d)          406,725
M/I Homes                                              6,539             307,333
Tupperware Brands                                    111,625           2,298,359
WCI Communities                                        7,825(b)          217,692
                                                                     -----------
Total                                                                  9,779,376
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Central Garden & Pet                                  40,800(b)        2,168,112
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (--%)
Standex Intl                                           5,747             181,950
--------------------------------------------------------------------------------

INSURANCE (5.0%)
Alfa                                                  16,725             286,667
American Physicians Capital                           62,400(b)        2,995,200
AmerUs Group                                           9,213             554,991
Argonaut Group                                         7,872(b)          279,850
Delphi Financial Group Cl A                           61,158           3,157,588
FBL Financial Group Cl A                               6,530             224,959
FPIC Insurance Group                                  92,000(b)        3,477,599
Horace Mann Educators                                180,352           3,390,618
Infinity Property & Casualty                           4,597             191,879
LandAmerica Financial Group                           47,479           3,221,450
Navigators Group                                      37,700(b)        1,869,920
Ohio Casualty                                        139,730           4,429,440
Phoenix Companies                                    130,000           2,119,000
Presidential Life                                      8,921             226,683
ProAssurance                                          87,600(b)        4,555,199
RLI                                                   40,000           2,292,000

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
INSURANCE (CONT.)
Safety Insurance Group                                54,100         $ 2,470,206
Selective Insurance Group                             85,000           4,504,999
Stewart Information Services                           7,295             343,449
Triad Guaranty                                         4,795(b)          224,886
UICI                                                   6,164             228,006
United Fire & Casualty                                 7,692             253,067
Universal American Financial                          15,672(b)          241,349
                                                                     -----------
Total                                                                 41,539,005

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (0.9%)
Coldwater Creek                                       18,129(b)          503,986
Insight Enterprises                                   15,443(b)          339,900
NetFlix                                               65,495(b,d)      1,898,700
NutriSystem                                           50,873(b,d)      2,417,486
Priceline.com                                         92,000(b)        2,285,280
                                                                     -----------
Total                                                                  7,445,352
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.7%)
aQuantive                                             15,540(b)          365,812
Blue Coat Systems                                      2,337(b)           50,806
CNET Networks                                         32,545(b)          462,464
Digital River                                          9,090(b)          396,415
Digitas                                              165,766(b)        2,387,030
EarthLink                                            161,600(b)        1,543,280
Homestore                                             17,616(b)          115,561
j2 Global Communications                              50,400(b)        2,368,800
United Online                                        151,900           1,953,434
ValueClick                                           129,838(b)        2,196,859
Websense                                              90,800(b)        2,504,265
                                                                     -----------
Total                                                                 14,344,726
--------------------------------------------------------------------------------

IT SERVICES (1.4%)
CSG Systems Intl                                     134,640(b)        3,131,726
MAXIMUS                                               18,908             680,310
MPS Group                                            207,500(b)        3,174,750
Perot Systems Cl A                                   121,303(b)        1,887,475
TALX                                                  47,000           1,338,560
Tyler Technologies                                   115,000(b)        1,265,000
                                                                     -----------
Total                                                                 11,477,821

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Callaway Golf                                         15,678             269,662
JAKKS Pacific                                         10,578(b)          282,856
SCP Pool                                              39,000           1,829,489
                                                                     -----------
Total                                                                  2,382,007
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
16 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
MACHINERY (4.4%)
Actuant Cl A                                          50,000         $ 3,061,000
American Science &  Engineering                       19,700(b,d)      1,839,980
Astec Inds                                               827(b)           29,689
Barnes Group                                          47,000           1,903,500
Cascade                                               36,392           1,923,317
Clarcor                                               45,600           1,623,360
Crane                                                 91,020           3,732,731
Flowserve                                              8,950(b)          522,143
Gardner Denver                                        49,000(b)        3,194,800
JLG Inds                                              91,538           2,818,455
Kennametal                                            50,300           3,075,342
Lincoln Electric Holdings                             40,336           2,177,741
Manitowoc                                             32,920           3,000,658
Mueller Inds                                          50,841           1,814,515
Nordson                                               53,000           2,642,580
Tecumseh Products Cl A                                 4,942             121,277
Trinity Inds                                           9,575             520,784
Wabtec                                                69,300           2,259,180
                                                                     -----------
Total                                                                 36,261,052
--------------------------------------------------------------------------------

MEDIA (0.4%)
Cumulus Media Cl A                                   140,000(b)        1,576,400
Entravision  Communications Cl A                     136,000(b)        1,245,760
Reader's Digest Assn                                   8,128             119,888
Valassis Communications                                5,412(b)          158,950
                                                                     -----------
Total                                                                  3,100,998
--------------------------------------------------------------------------------

METALS & MINING (3.0%)
AMCOL Intl                                            55,000           1,584,000
Carpenter Technology                                  24,000           2,268,480
Century Aluminum                                      34,600(b)        1,468,770
Chaparral Steel                                       38,000(b)        2,466,960
Cleveland-Cliffs                                      25,000(d)        2,178,000
Coeur d'Alene Mines                                  198,000(b)        1,298,880
Commercial Metals                                     70,342           3,762,593
Foundation Coal Holdings                              49,000           2,015,860
Metal Management                                       4,482             141,855
Reliance Steel & Aluminum                             35,202           3,306,172
RTI Intl Metals                                        5,467(b)          299,865
Steel Dynamics                                        49,100           2,785,443
Stillwater Mining                                     18,241(b)          300,247
Titanium Metals                                       16,632(b,d)        807,484
                                                                     -----------
Total                                                                 24,684,609
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
MULTILINE RETAIL (0.2%)
99 Cents Only Stores                                  13,701(b)      $   185,786
Conn's                                                42,000(b,d)      1,434,720
                                                                     -----------
Total                                                                  1,620,506
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (--%)
Aquila                                                42,118(b)          168,051
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.9%)
Arena Resources                                       59,000(b)        2,059,100
ATP Oil & Gas                                          6,853(b)          300,915
Berry Petroleum Cl A                                  19,400           1,327,930
Carrizo Oil & Gas                                      1,863(b)           48,419
Cimarex Energy                                        89,959           3,891,626
Frontier Oil                                          45,139           2,679,000
Holly                                                 23,079           1,710,615
Houston Exploration                                    3,491(b)          183,976
KCS Energy                                            10,986(b)          285,636
Parallel Petroleum                                     8,109(b)          149,611
Penn Virginia                                         22,000           1,562,000
St. Mary Land & Exploration                           82,637           3,374,069
Stone Energy                                           5,106(b)          225,328
Swift Energy                                          60,100(b)        2,251,346
Tesoro                                                 4,545             310,605
Toreador Resources                                       596(b)           18,542
W&T Offshore                                          41,000           1,652,710
World Fuel Services                                   54,600           2,208,024
                                                                     -----------
Total                                                                 24,239,452
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Schweitzer-Mauduit Intl                                8,094             194,256
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.8%)
Chattem                                               55,600(b)        2,093,340
NBTY                                                   9,642(b)          217,138
Parlux Fragrances                                     79,500(b,d)      2,563,875
Playtex Products                                     137,900(b)        1,443,813
                                                                     -----------
Total                                                                  6,318,166
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.1%)
Alpharma Cl A                                         67,000           1,796,940
Andrx                                                 48,148(b)        1,143,034
CNS                                                    4,500              96,930
First Horizon Pharmaceutical                          66,300(b)        1,671,423
Medicis Pharmaceutical Cl A                           39,400           1,284,440
MGI PHARMA                                            62,000(b)        1,085,000
Par Pharmaceutical Companies                           4,880(b)          137,518
Perrigo                                               98,500           1,606,535
                                                                     -----------
Total                                                                  8,821,820
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
            RIVERSOURCE SMALL CAP ADVANTAGE FUND ---   2006 ANNUAL REPORT --- 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
REAL ESTATE (0.4%)
Jones Lang LaSalle                                    42,900         $ 3,283,565
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (5.0%)
American Home Mortgage Investment                     84,515           2,637,713
Anthracite Capital                                    27,528             302,257
Anworth Mtge Asset                                    38,500             302,610
Arbor Realty Trust                                    63,000           1,700,370
Bedford Property Investors                            11,062             297,900
Boykin Lodging                                       161,000(b)        1,817,690
Commercial Net Lease Realty                          119,300           2,779,690
Corporate Office Properties Trust                     49,000           2,241,260
EastGroup Properties                                  46,700           2,215,448
Equity Inns                                          173,000           2,802,600
Equity Lifestyle Properties                           47,000           2,338,250
Gramercy Capital                                      49,000           1,221,570
Highwoods Properties                                  72,300           2,438,679
IMPAC Mtge Holdings                                   54,452(d)          524,917
Kilroy Realty                                          6,902             533,249
LaSalle Hotel Properties                              63,000           2,583,000
MFA Mtge Investments                                  76,612             486,486
Mid-America Apartment  Communities                    43,900           2,403,525
New Century Financial                                  6,970             320,759
Novastar Financial                                     4,313             144,227
Omega Healthcare Investors                           150,100           2,104,402
PS Business Parks                                     42,000           2,348,640
RAIT Investment Trust                                 12,498             352,944
Redwood Trust                                          7,609             329,622
Saxon Capital                                         22,268             232,478
Sovran Self Storage                                   53,000           2,925,600
Tanger Factory Outlet Centers                         91,900           3,162,279
Universal Health Realty  Income Trust                  8,919             325,811
                                                                     -----------
Total                                                                 41,873,976
--------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Amerco                                                 4,014(b)          397,266
Arkansas Best                                         46,764           1,829,407
Genesee & Wyoming Cl A                                55,950(b)        1,716,546
Old Dominion Freight Line                             58,050(b)        1,564,448
Werner Enterprises                                    15,903             292,138
                                                                     -----------
Total                                                                  5,799,805
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.2%)
Cirrus Logic                                          90,000(b)          763,200
Conexant Systems                                     453,000(b)        1,562,850
Cymer                                                 35,400(b)        1,608,576
Cypress Semiconductor                                101,200(b)        1,715,340
Diodes                                                 3,959(b)          164,299

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
DSP Group                                             80,600(b)      $ 2,338,206
Entegris                                             145,427(b)        1,547,343
ESS Technology                                       107,398(b)          356,561
Fairchild Semiconductor Intl                          82,000(b)        1,563,740
FormFactor                                            37,000(b)        1,454,840
Hittite Microwave                                     47,000(b)        1,584,370
Integrated Device Technology                         101,000(b)        1,500,860
Mattson Technology                                   134,000(b)        1,608,000
Microsemi                                             94,900(b)        2,762,539
MKS Instruments                                      110,500(b)        2,589,015
OmniVision Technologies                              107,563(b,d)      3,248,403
ON Semiconductor                                     448,800(b)        3,258,287
PMC-Sierra                                            99,800(b)        1,226,542
PortalPlayer                                          57,700(b,d)      1,282,671
Power Integrations                                    86,000(b)        2,131,080
Rambus                                                73,952(b)        2,909,272
Silicon Image                                         90,700(b)          935,117
Silicon Laboratories                                  29,000(b)        1,593,550
Skyworks Solutions                                   151,200(b)        1,026,648
Standard Microsystems                                 16,285(b)          423,084
SunPower Cl A                                         21,100(b,d)        805,176
Trident Microsystems                                  34,083(b)          990,452
Zoran                                                 10,438(b)          228,383
                                                                     -----------
Total                                                                 43,178,404
--------------------------------------------------------------------------------

SOFTWARE (4.1%)
ANSYS                                                 73,247(b)        3,966,326
Concur Technologies                                    8,389(b)          155,448
Epicor Software                                      107,000(b)        1,437,010
FactSet Research Systems                              54,000           2,394,900
FileNet                                               66,200(b)        1,788,724
Informatica                                          127,300(b)        1,979,515
Internet Security Systems                             73,700(b)        1,767,326
Kronos                                                51,000(b)        1,906,890
Lawson Software                                      175,600(b)        1,346,852
MICROS Systems                                        69,300(b)        3,192,651
MicroStrategy Cl A                                    26,500(b)        2,790,185
Midway Games                                          14,355(b)          132,353
Nuance Communications                                 25,583(b)          302,135
Parametric Technology                                184,480(b)        3,012,558
Progress Software                                     65,600(b)        1,908,304
Quality Systems                                        6,400             211,840
TIBCO Software                                       186,000(b)        1,554,960
Transaction Systems Architects                        88,621(b)        2,765,861
Ultimate Software Group                               58,000(b)        1,499,300
                                                                     -----------
Total                                                                 34,113,138
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
18 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
SPECIALTY RETAIL (3.0%)
Blockbuster Cl A                                    21,840         $     86,705
Burlington Coat Factory  Warehouse                  11,222              510,040
Cato Cl A                                          117,837            2,811,591
Charming Shoppes                                   178,800(b)         2,658,756
Children's Place Retail Stores                      39,000(b)         2,258,100
Dress Barn                                           6,176(b)           296,139
GameStop Cl A                                       35,500(b)         1,673,470
Genesco                                             62,400(b)         2,426,736
Group 1 Automotive                                   8,581              407,941
Jos A Bank Clothiers                                40,875(b)         1,959,956
Movie Gallery                                       21,279               64,263
Pantry                                              40,960(b)         2,555,494
Payless ShoeSource                                   5,582(b)           127,772
Pier 1 Imports                                      27,080              314,399
Sonic Automotive                                    66,475            1,845,346
Steiner Leisure                                     39,000(b,c)       1,579,500
Talbots                                              7,982              214,476
Tractor Supply                                      36,000(b)         2,388,240
Zale                                                24,375(b)           683,231
                                                                   ------------
Total                                                                24,862,155
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.0%)
Brown Shoe                                           8,755              459,462
Hartmarx                                           323,200(b)         2,879,712
Kellwood                                             9,193              288,568
Movado Group                                        94,000            2,169,520
Phillips-Van Heusen                                112,600            4,302,446
Russell                                             12,961              178,862
Skechers USA Cl A                                  106,000(b)         2,642,580
Steven Madden                                        4,452              158,046
Stride Rite                                         12,579              182,144
Warnaco Group                                       49,200(b)         1,180,800
Wolverine World Wide                               104,100            2,303,733
                                                                   ------------
Total                                                                16,745,873
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.0%)
Anchor BanCorp Wisconsin                             5,835              176,859
CharterMac LP                                        8,200              166,460
Corus Bankshares                                    49,500(d)         2,942,279
Doral Financial                                     18,100(c)           209,055
Downey Financial                                    28,686            1,930,568
FirstFed Financial                                  39,958(b)         2,389,888
Flagstar Bancorp                                    17,619              266,047
Fremont General                                     10,294              221,939
ITLA Capital                                         1,674               80,720
Ocwen Financial                                    270,100(b,d)       2,760,422
R-G Financial Cl B                                  12,913(c)           163,479

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
THRIFTS & MORTGAGE FINANCE (CONT.)
TierOne                                             70,760         $  2,402,302
W Holding                                           41,310(c)           325,110
WSFS Financial                                      39,000            2,450,370
                                                                   ------------
Total                                                                16,485,498
--------------------------------------------------------------------------------

TOBACCO (0.1%)
Universal                                           12,857              472,752
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.6%)
Applied Industrial Technologies                     65,400            2,916,840
GATX                                                65,573            2,707,509
United Rentals                                      52,294(b)         1,804,143
Watsco                                              25,320            1,798,986
WESCO Intl                                          53,670(b)         3,650,097
                                                                   ------------
Total                                                                12,877,575
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Dobson Communications Cl A                          23,599(b)           189,264
Leap Wireless Intl                                  35,000(b)         1,525,650
SBA Communications Cl A                            165,319(b)         3,870,118
UbiquiTel                                          179,900(b)         1,816,990
                                                                   ------------
Total                                                                 7,402,022
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $669,032,022)                                               $821,492,015
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.7%)(e)
--------------------------------------------------------------------------------

ISSUER                              EFFECTIVE     AMOUNT             VALUE(a)
                                      YIELD     PAYABLE AT
                                                 MATURITY
CHARTA LLC
   04-05-06                            4.71%    $  5,000,000(g)    $  4,996,729
Natl Australia Funding (Del)
   04-03-06                            4.61        5,000,000(g)       4,998,079
Ranger Funding LLC
   04-18-06                            4.78        5,000,000(g)       4,988,075
Thunder Bay Funding LLC
   04-03-06                            4.85        2,000,000          1,999,192
Variable Funding Capital
   04-03-06                            4.85       13,700,000         13,694,463
TOTAL SHORT-TERM SECURITIES
(Cost: $30,680,610)                                                $ 30,676,538
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $699,712,632)(h)                                            $852,168,553
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(A) Securities are valued by procedures described in Note 1 to the financial statements.

(B)   Non-income producing.

(C) Foreign security values are stated in U.S. dollars. At March 31, 2006, the value of foreign securities represented 0.7% of net assets.

(D) At March 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(E) Cash collateral received from security lending activity is invested in short-term securities and represents 3.5% of net assets. See Note 5 to the financial statements. 0.2% of net assets is the Fund's cash equivalent position.

(F) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(G) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of these securities amounted to $14,982,883 or 1.8% of net assets.

(H) At March 31, 2006, the cost of securities for federal income tax purposes was $700,963,652 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 163,139,424

      Unrealized depreciation                                       (11,934,523)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 151,204,901
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
20 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Small Cap Advantage Fund

MARCH 31, 2006

--------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
  (identified cost $699,712,632)                                                                        $852,168,553
Cash in bank on demand deposit                                                                               704,957
Capital shares receivable                                                                                    115,910
Dividends and accrued interest receivable                                                                    465,335
Receivable for investment securities sold                                                                 12,147,945
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             865,602,700
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Capital shares payable                                                                                       233,409
Payable for investment securities purchased                                                                6,719,759
Payable upon return of securities loaned (Note 5)                                                         29,024,500
Accrued investment management services fee                                                                    17,246
Accrued distribution fee                                                                                     119,585
Accrued service fee                                                                                                2
Accrued transfer agency fee                                                                                    3,022
Accrued administrative services fee                                                                            1,770
Other accrued expenses                                                                                       166,601
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                         36,285,894
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                      $829,316,806
====================================================================================================================
--------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
--------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                                $  1,166,871
Additional paid-in capital                                                                               622,588,389
Undistributed net investment income                                                                          138,903
Accumulated net realized gain (loss)                                                                      52,966,722
Unrealized appreciation (depreciation) on investments                                                    152,455,921
--------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                $829,316,806
====================================================================================================================
Net assets applicable to outstanding shares:                Class A                                     $603,322,076
                                                            Class B                                     $200,000,182
                                                            Class C                                     $ 12,052,669
                                                            Class I                                     $ 13,079,545
                                                            Class Y                                     $    862,334
Net asset value per share of outstanding capital stock:     Class A shares            83,470,357        $       7.23
                                                            Class B shares            29,548,837        $       6.77
                                                            Class C shares             1,780,485        $       6.77
                                                            Class I shares             1,769,704        $       7.39
                                                            Class Y shares               117,713        $       7.33
--------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                                        $ 27,935,705
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 21
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
RiverSource Small Cap Advantage Fund

YEAR ENDED MARCH 31, 2006

------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------
Income:
Dividends                                                              $   6,783,648
Interest                                                                     344,785
Fee income from securities lending (Note 5)                                  403,036
   Less foreign taxes withheld                                                (3,475)
------------------------------------------------------------------------------------
Total income                                                               7,527,994
------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                         5,845,601
Distribution fee
   Class A                                                                 1,491,995
   Class B                                                                 2,099,561
   Class C                                                                   119,350
Transfer agency fee                                                        1,629,400
Incremental transfer agency fee
   Class A                                                                   120,312
   Class B                                                                    78,013
   Class C                                                                     4,527
Service fee -- Class Y                                                           647
Administrative services fees and expenses                                    568,712
Compensation of board members                                                 13,612
Custodian fees                                                               159,250
Printing and postage                                                         254,830
Registration fees                                                             58,000
Audit fees                                                                    24,000
Other                                                                         35,487
------------------------------------------------------------------------------------
Total expenses                                                            12,503,297
   Earnings credits on cash balances (Note 2)                                (34,472)
------------------------------------------------------------------------------------
Total net expenses                                                        12,468,825
------------------------------------------------------------------------------------
Investment income (loss) -- net                                           (4,940,831)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                        140,673,459
   Futures contracts                                                          (9,056)
------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  140,664,403
Net change in unrealized appreciation (depreciation) on investments       32,930,053
------------------------------------------------------------------------------------
Net gain (loss) on investments                                           173,594,456
------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        $ 168,653,625
====================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
22 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Small Cap Advantage Fund

YEAR ENDED MARCH 31,                                                        2006              2005
------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
Investment income (loss) net                                           $  (4,940,831)    $  (7,575,569)
Net realized gain (loss) on investments                                  140,664,403       122,726,738
Net change in unrealized appreciation (depreciation) on investments       32,930,053       (56,385,019)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          168,653,625        58,766,150
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
   Class A                                                               (98,692,047)      (15,380,410)
   Class B                                                               (35,219,995)       (6,190,565)
   Class C                                                                (2,091,746)         (320,056)
   Class I                                                                (1,713,491)          (97,524)
   Class Y                                                                  (114,870)          (12,623)
------------------------------------------------------------------------------------------------------
Total distributions                                                     (137,832,149)      (22,001,178)
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------

Proceeds from sales
   Class A shares (Note 2)                                                63,701,930       141,734,116
   Class B shares                                                         13,026,541        33,161,170
   Class C shares                                                          1,420,244         3,008,247
   Class I shares                                                          5,523,348         9,581,964
   Class Y shares                                                            162,251           488,055
Reinvestment of distributions at net asset value
   Class A shares                                                         97,418,203        15,212,581
   Class B shares                                                         34,809,235         6,117,779
   Class C shares                                                          2,048,925           314,429
   Class I shares                                                          1,711,536            97,270
   Class Y shares                                                            114,310            12,551
Payments for redemptions
   Class A shares                                                       (203,698,721)     (158,935,989)
   Class B shares (Note 2)                                               (88,123,216)      (78,547,491)
   Class C shares (Note 2)                                                (4,091,299)       (3,246,198)
   Class I shares                                                           (135,236)       (4,933,351)
   Class Y shares                                                             (1,294)          (71,637)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        (76,113,243)      (36,006,504)
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  (45,291,767)          758,468
Net assets at beginning of year                                          874,608,573       873,850,105
------------------------------------------------------------------------------------------------------
Net assets at end of year                                              $ 829,316,806     $ 874,608,573
======================================================================================================
Undistributed net investment income                                    $     138,903     $     362,595
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 23
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Small Cap Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Strategy Series, Inc. (formerly AXP Strategy Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 1.58% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has


--------------------------------------------------------------------------------
24 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 25
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,717,139 and accumulated net realized gain has been decreased by $4,717,139.


--------------------------------------------------------------------------------
26 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                  2006              2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income .......................      $12,047,844      $         --
      Long-term capital gain ................       86,644,203        15,380,410

CLASS B
Distributions paid from:
      Ordinary income .......................        4,305,778                --
      Long-term capital gain ................       30,914,217         6,190,565

CLASS C
Distributions paid from:
      Ordinary income .......................          255,593                --
      Long-term capital gain ................        1,836,153           320,056

CLASS I
Distributions paid from:
      Ordinary income .......................          209,164                --
      Long-term capital gain ................        1,504,327            97,524

CLASS Y
Distributions paid from:
      Ordinary income .......................           14,022                --
      Long-term capital gain ................          100,848            12,623

At March 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ....................................  $ 12,222,087
Accumulated long-term gain (loss) ................................  $ 42,134,558
Unrealized appreciation (depreciation) ...........................  $151,204,901

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.79% to 0.665% annually as the Fund's assets increase. Prior to March 1, 2006, the fee percentage of the Fund's average daily net assets declined from 0.74% to 0.615% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 27
--------------------------------------------------------------------------------
a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $72,920 for the year ended March 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of Ameriprise Financial.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.


--------------------------------------------------------------------------------
28 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $760,627 for Class A, $224,700 for Class B and $1,669 for Class C for the year ended March 31, 2006.

Beginning April 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until March 31, 2007. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.29% for Class A, 2.06% for Class B, 2.06% for Class C. 0.94% for Class I and 1.12% for Class Y of the Fund's average daily net assets.

During the year ended March 31, 2006, the Fund's custodian and transfer agency fees were reduced by $34,472 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short term obligations) aggregated $904,065,447 and $1,122,034,464, respectively, for the year ended March 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                YEAR ENDED MARCH 31, 2006
                             CLASS A         CLASS B        CLASS C        CLASS I        CLASS Y
----------------------------------------------------------------------------------------------------
Sold                         8,760,726       1,907,796      207,498        757,237         22,174
Issued for reinvested
distributions               15,033,671       5,725,208      336,994        258,540         17,399
Redeemed                   (28,267,556)    (12,845,003)    (598,819)       (18,039)          (187)
----------------------------------------------------------------------------------------------------
Net increase (decrease)     (4,473,159)     (5,211,999)     (54,327)       997,738         39,386
----------------------------------------------------------------------------------------------------


                                                 YEAR ENDED MARCH 31, 2005
                             CLASS A         CLASS B        CLASS C        CLASS I        CLASS Y
----------------------------------------------------------------------------------------------------
Sold                        21,339,148       5,129,663      464,935      1,420,310         69,787
Issued for reinvested
distributions                2,104,092         885,351       45,504         13,288          1,719
Redeemed                   (23,279,909)    (12,254,405)    (494,309)      (795,061)        (9,979)
----------------------------------------------------------------------------------------------------
Net increase (decrease)        163,331      (6,239,391)      16,130        638,537         61,527
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 29
--------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2006, securities valued at $27,935,705 were on loan to brokers. For collateral, the Fund received $29,024,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $403,036 for the year ended March 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended March 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and


--------------------------------------------------------------------------------
30 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 31
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                          2006        2005        2004        2003        2002
Net asset value, beginning of period                                 $ 7.07      $ 6.77      $ 4.10      $ 5.43      $ 4.79
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.03)       (.05)       (.03)       (.02)       (.02)
Net gains (losses) (both realized and unrealized)                      1.51         .52        2.70       (1.31)        .66
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.48         .47        2.67       (1.33)        .64
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.32)       (.17)         --          --          --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 7.23      $ 7.07      $ 6.77      $ 4.10      $ 5.43
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $  603      $  622      $  594      $  272      $  414
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.31%       1.30%       1.36%       1.38%       1.25%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.40%)      (.63%)      (.58%)      (.38%)      (.31%)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term  securities)              110%        101%        110%        128%        136%
----------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       23.05%       6.90%      65.12%     (24.49%)     13.36%
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
32 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B

-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                          2006        2005        2004        2003        2002
Net asset value, beginning of period                                 $ 6.75      $ 6.51      $ 3.97      $ 5.31      $ 4.72
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.08)       (.10)       (.07)       (.05)       (.05)
Net gains (losses) (both realized and unrealized)                      1.42         .51        2.61       (1.29)        .64
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.34         .41        2.54       (1.34)        .59
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.32)       (.17)         --          --          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 6.77      $ 6.75      $ 6.51      $ 3.97      $ 5.31
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $  200      $  234      $  267      $  141      $  221
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       2.08%       2.07%       2.13%       2.14%       2.02%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (1.17%)     (1.40%)     (1.34%)     (1.15%)     (1.08%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               110%        101%        110%        128%        136%
-----------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       22.03%       6.25%      63.98%     (25.24%)     12.50%
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 33
--------------------------------------------------------------------------------

CLASS C

-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                          2006        2005        2004        2003        2002
Net asset value, beginning of period                                 $ 6.75      $ 6.51      $ 3.98      $ 5.31      $ 4.72
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.08)       (.09)       (.06)       (.05)       (.05)
Net gains (losses) (both realized and unrealized)                      1.42         .50        2.59       (1.28)        .64
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.34         .41        2.53       (1.33)        .59
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.32)       (.17)         --          --          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 6.77      $ 6.75      $ 6.51      $ 3.98      $ 5.31
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $   12      $   12      $   12      $    5      $    5
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       2.08%       2.07%       2.13%       2.17%       2.04%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (1.16%)     (1.40%)     (1.36%)     (1.16%)     (1.10%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               110%        101%        110%        128%        136%
-----------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       22.03%       6.25%      63.57%     (25.05%)     12.50%
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 34
--------------------------------------------------------------------------------

CLASS I

-------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                          2006        2005        2004(b)
Net asset value, beginning of period                                 $ 7.17      $ 6.82      $ 6.92
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01        (.03)       (.01)
Net gains (losses) (both realized and unrealized)                      1.53         .55        (.09)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.54         .52        (.10)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.32)       (.17)         --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 7.39      $ 7.17      $ 6.82
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $   13      $    6      $    1
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        .85%        .84%        .96%(d)
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .09%       (.19%)      (.12%)(d)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               110%        101%        110%
-------------------------------------------------------------------------------------------------------
Total return(e)                                                       23.58%       7.58%      (1.44%)(f)
-------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.


--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 35
--------------------------------------------------------------------------------

CLASS Y

-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                          2006        2005        2004        2003        2002
Net asset value, beginning of period                                 $ 7.14      $ 6.82      $ 4.12      $ 5.46      $ 4.81
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.01)       (.03)       (.02)       (.02)       (.01)
Net gains (losses) (both realized and unrealized)                      1.52         .52        2.72       (1.32)        .66
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.51         .49        2.70       (1.34)        .65
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.32)       (.17)         --          --          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 7.33      $ 7.14      $ 6.82      $ 4.12      $ 5.46
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $    1      $    1      $   --      $   --      $   --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.13%       1.12%       1.20%       1.16%       1.08%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.20%)      (.46%)      (.40%)      (.27%)      (.14%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               110%        101%        110%        128%        136%
-----------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       23.25%       7.14%      65.53%     (24.54%)     13.51%
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
36 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                 REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Advantage Fund (a series of RiverSource Strategy Series, Inc.) as of March 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2006, and the financial highlights for each of the years in the five-year period ended March 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Advantage Fund as of March 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

May 22, 2006


--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 37
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Small Cap Advantage Fund
Fiscal year ended March 31, 2006

CLASS A
INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ...............       36.35%
      Dividends Received Deduction for corporations ...........       35.64%
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 .................................................    $0.16081
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 .................................................    $1.15656
Total distributions ...........................................    $1.31737

CLASS B
INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ...............       36.35%
      Dividends Received Deduction for corporations ...........       35.64%
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 .................................................    $0.16081
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 .................................................    $1.15656
Total distributions ...........................................    $1.31737

CLASS C
INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ...............       36.35%
      Dividends Received Deduction for corporations ...........       35.64%
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 .................................................    $0.16081
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 .................................................    $1.15656
Total distributions ...........................................    $1.31737


--------------------------------------------------------------------------------
38 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ...................       36.35%
      Dividends Received Deduction for corporations ...............       35.64%
PAYABLE DATE                                                           PER SHARE
Dec. 21, 2005 .....................................................    $0.16081
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                           PER SHARE
Dec. 21, 2005 .....................................................    $1.15656
Total distributions ...............................................    $1.31737

CLASS Y
INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ...................       36.35%
      Dividends Received Deduction for corporations ...............       35.64%
PAYABLE DATE                                                           PER SHARE
Dec. 21, 2005 .....................................................    $0.16081
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                           PER SHARE
Dec. 21, 2005 .....................................................    $1.15656
Total distributions ...............................................    $1.31737

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 39
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
40 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

                                                        BEGINNING           ENDING           EXPENSES
                                                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING     ANNUALIZED
                                                       OCT. 1, 2005      MARCH 31, 2006     THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------------------------------------
 Class A
-------------------------------------------------------------------------------------------------------------------------
   Actual(b)                                              $1,000            $1,137.20          $6.87(c)        1.29%
-------------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)               $1,000            $1,018.50          $6.49(c)        1.29%
-------------------------------------------------------------------------------------------------------------------------
 Class B
-------------------------------------------------------------------------------------------------------------------------
   Actual(b)                                              $1,000            $1,133.00         $10.95(c)        2.06%
-------------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)               $1,000            $1,014.66         $10.35(c)        2.06%
-------------------------------------------------------------------------------------------------------------------------
 Class C
-------------------------------------------------------------------------------------------------------------------------
   Actual(b)                                              $1,000            $1,140.40         $10.99(c)        2.06%
-------------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)               $1,000            $1,014.66         $10.35(c)        2.06%
-------------------------------------------------------------------------------------------------------------------------
 Class I
-------------------------------------------------------------------------------------------------------------------------
   Actual(b)                                              $1,000            $1,140.40          $4.43(c)         .83%
-------------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)               $1,000            $1,020.79          $4.18(c)         .83%
-------------------------------------------------------------------------------------------------------------------------
 Class Y
-------------------------------------------------------------------------------------------------------------------------
   Actual(b)                                              $1,000            $1,138.40          $5.92(c)        1.11%
-------------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)               $1,000            $1,019.40          $5.59(c)        1.11%
-------------------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended March 31, 2006:
      +13.72% for Class A, +13.30% for Class B, +13.30% for Class C, +14.04% for
      Class I and +13.84% for Class Y.

(c) Effective as of April 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until March 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.29% for Class A; 2.06% for Class B; 2.06% for Class C; 0.94% for Class I; and 1.12% for Class Y. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If these changes had been in place for the entire six-month period ended March 31, 2006, the actual expenses paid would have been $6.66 for Class A, $10.74 for Class B, $10.78 for Class C, $4.43 for Class I and $5.76 for Class Y; the hypothetical expenses paid would have been $6.29 for Class A, $10.15 for Class B, $10.15 for Class C, $4.18 for Class I and $5.44 for Class Y.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 41
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 98 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION              OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS            DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Kathleen Blatz  901     Board member        Chief Justice, Minnesota
S. Marquette Ave.       since 2006          Supreme Court, 1998-2005
Minneapolis, MN
55402  Age 51
-----------------------------------------------------------------------------------------------------------
Arne H. Carlson  901    Board member        Chair, Board Services
S. Marquette Ave.       since 1999          Corporation (provides
Minneapolis, MN                             administrative services to
55402  Age 71                               boards); former Governor of
                                            Minnesota
-----------------------------------------------------------------------------------------------------------
Patricia M. Flynn       Board member        Trustee Professor of Economics
901 S. Marquette        since 2004          and Management, Bentley
Ave.  Minneapolis, MN                       College; former Dean, McCallum
55402  Age 55                               Graduate School of Business,
                                            Bentley College
-----------------------------------------------------------------------------------------------------------
Anne P. Jones  901 S.   Board member        Attorney and Consultant
Marquette Ave.          since 1985
Minneapolis, MN
55402  Age 71
-----------------------------------------------------------------------------------------------------------
Jeffrey Laikind  901    Board member        Former Managing Director,         American Progressive
S. Marquette Ave.       since 2005          Shikiar Asset Management          Insurance
Minneapolis, MN
55402  Age 70
-----------------------------------------------------------------------------------------------------------
Stephen R. Lewis,       Board member        President Emeritus and            Valmont Industries, Inc.
Jr.  901 S. Marquette   since 2002          Professor of Economics,           (manufactures irrigation
Ave.  Minneapolis, MN                       Carleton College                  systems)
55402  Age 67
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
42 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION              OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS            DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Catherine James         Board member        Director, Enterprise Asset        Strategic Distribution,
Paglia  901 S.          since 2004          Management, Inc. (private real    Inc. (transportation,
Marquette Ave.                              estate and asset management       distribution and logistics
Minneapolis, MN                             company)                          consultants)
55402  Age 53
-----------------------------------------------------------------------------------------------------------
Vikki L. Pryor  901     Board member        President and Chief Executive
S. Marquette Ave.       since 2006          Officer, SBLI USA Mutual Life
Minneapolis, MN                             Insurance Company, Inc. since
55402  Age 52                               1999
-----------------------------------------------------------------------------------------------------------
Alan K. Simpson  1201   Board member        Former three-term United States
Sunshine Ave.  Cody,    since 1997          Senator for Wyoming
WY 82414  Age 74
-----------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby    Board member        Chief Executive Officer,          Hybridon, Inc.
901 S. Marquette        since 2002          RiboNovix, Inc. since 2003        (biotechnology); American
Ave.  Minneapolis, MN                       (biotechnology); former           Healthways, Inc. (health
55402  Age 62                               President, Forester Biotech       management programs)
-----------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION              OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS            DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
William F. Truscott     Board member        President - U.S. Asset
53600 Ameriprise        since 2001,         Management and Chief Investment
Financial Center        Vice                Officer, Ameriprise Financial,
Minneapolis, MN         President           Inc. and President, Chairman of
55474  Age 45           since 2002          the Board and Chief Investment
                                            Officer, RiverSource
                                            Investments, LLC   since 2005;
                                            Senior Vice President - Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of
                                            the Board and Chief Investment
                                            Officer, RiverSource
                                            Investments, LLC,   2001-2005
--------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 43
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------
Jeffrey P. Fox  105     Treasurer           Vice President - Investment Accounting, Ameriprise Financial,
Ameriprise Financial    since 2002          Inc., since 2002; Vice President - Finance, American Express
Center  Minneapolis,                        Company, 2000-2002
MN 55474  Age 50
-----------------------------------------------------------------------------------------------------------
Michelle M. Keeley      Vice                Senior Vice President - Fixed Income, Ameriprise Financial,
172 Ameriprise          President           Inc. since 2002 and Senior Vice President - Fixed Income,
Financial Center        since 2004          RiverSource Investments, LLC since 2004; Managing Director,
Minneapolis, MN                             Zurich Global Assets, 2001-2002
55474  Age 42
-----------------------------------------------------------------------------------------------------------
Paula R. Meyer  596     President           Senior Vice President - Mutual Funds, Ameriprise Financial,
Ameriprise Financial    since 2002          Inc.,   since 2002 and Senior Vice President, RiverSource
Center  Minneapolis,                        Investments, LLC since 2004; Vice President and Managing
MN 55474  Age 52                            Director -  American Express Funds, Ameriprise Financial,
                                            Inc., 2000-2002
-----------------------------------------------------------------------------------------------------------
Leslie L. Ogg  901 S.   Vice                President of Board Services Corporation
Marquette Ave.          President,
Minneapolis, MN         General
55402  Age 67           Counsel, and
                        Secretary
                        since 1978
-----------------------------------------------------------------------------------------------------------
Beth E. Weimer  172     Chief               Vice President and Chief Compliance Officer, Ameriprise
Ameriprise Financial    Compliance          Financial, Inc., since 2001 and Chief Compliance Officer,
Center  Minneapolis,    Officer since       RiverSource Investments, LLC since 2005; Vice President and
MN 55474  Age 53        2004                Chief Compliance Officer - Asset Management and Insurance,
                                            Ameriprise Financial Services, Inc., since 2001
-----------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


--------------------------------------------------------------------------------
44 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 45
--------------------------------------------------------------------------------

Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.


--------------------------------------------------------------------------------
46 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance had not met expectations but performance was appropriate in light of management style and market conditions.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees would increase under the New IMS Agreement but that the total expense ratio would remain below the median. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the


--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 47
--------------------------------------------------------------------------------
spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.


--------------------------------------------------------------------------------
48 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 49
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE SMALL CAP ADVANTAGE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                          AFFIRMATIVE             WITHHOLD
--------------------------------------------------------------------------------
Kathleen Blatz                           599,270,464.32        19,912,592.76
--------------------------------------------------------------------------------
Arne H. Carlson                          598,766,264.15        20,416,792.93
--------------------------------------------------------------------------------
Patricia M. Flynn                        600,017,908.57        19,165,148.51
--------------------------------------------------------------------------------
Anne P. Jones                            598,974,605.49        20,208,451.59
--------------------------------------------------------------------------------
Jeffrey Laikind                          599,536,467.75        19,646,589.33
--------------------------------------------------------------------------------
Stephen R. Lewis, Jr                     599,893,016.21        19,290,040.87
--------------------------------------------------------------------------------
Catherine James Paglia                   600,085,416.32        19,097,640.76
--------------------------------------------------------------------------------
Vikki L. Pryor                           599,745,653.23        19,437,403.85
--------------------------------------------------------------------------------
Alan K. Simpson                          597,400,706.54        21,782,350.54
--------------------------------------------------------------------------------
Alison Taunton-Rigby                     600,128,391.17        19,054,665.91
--------------------------------------------------------------------------------
William F. Truscott                      599,626,345.15        19,556,711.93
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    AFFIRMATIVE           AGAINST             ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
   588,625,293.35      16,269,254.51       13,707,202.14     581,307.08
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    AFFIRMATIVE           AGAINST             ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
   590,899,745.93      14,121,289.20       13,580,714.87     581,307.08
--------------------------------------------------------------------------------

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND KENWOOD CAPITAL MANAGEMENT LLC

    AFFIRMATIVE           AGAINST             ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
  589,282,134.93      14,977,351.88        14,342,263.19     581,307.08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
50 --- RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

    AFFIRMATIVE           AGAINST             ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
  590,981,147.62       13,982,861.68       13,637,740.70     581,307.08
--------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

    AFFIRMATIVE           AGAINST             ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
  587,899,743.04       16,356,655.70       14,345,351.26     581,307.08
--------------------------------------------------------------------------------

LENDING

    AFFIRMATIVE           AGAINST             ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
  586,656,387.22       17,177,055.12       14,768,307.66     581,307.08
--------------------------------------------------------------------------------

BORROWING

    AFFIRMATIVE           AGAINST             ABSTAIN     BROKER NON-VOTES
--------------------------------------------------------------------------------
   589,212,450.84      15,743,773.38       13,645,525.78     581,307.08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              RIVERSOURCE SMALL CAP ADVANTAGE FUND --- 2006 ANNUAL REPORT --- 51
--------------------------------------------------------------------------------

RIVERSOURCE(SM) SMALL CAP ADVANTAGE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        RiverSource Funds are managed by RiverSource
                        Investments, LLC and distributed by Ameriprise Financial
RIVERSOURCE [LOGO](SM)  Services, Inc., Member NASD. Both companies are part of
       INVESTMENTS      Ameriprise Financial, Inc.

                                                                 S-6427 L (5/06)

Annual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)
SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE
PERIOD ENDED MARCH 31, 2006

> RIVERSOURCE SMALL CAP GROWTH FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH
  LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot..................................................................2

Performance Summary............................................................3

Questions & Answers  with Portfolio Management.................................4

The Fund's Long-term Performance..............................................10

Investments in Securities.....................................................12

Financial Statements..........................................................19

Notes to Financial Statements.................................................22

Report of Independent Registered  Public Accounting Firm......................35

Federal Income Tax Information ...............................................36

Fund Expenses Example.........................................................37

Board Members and Officers....................................................39

Approval of Investment Management  Services Agreement.........................42

Proxy Voting..................................................................45

Results of Meeting of Shareholders............................................46

      [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 1
--------------------------------------------------------------------------------

FUND SNAPSHOT

                                AT MARCH 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

PORTFOLIO MANAGER             SINCE        YEARS IN INDUSTRY
Nancy B. Prial, CFA            9/05                22

MDT ADVISERS

PORTFOLIO MANAGER             SINCE        YEARS IN INDUSTRY
David Goldsmith*               9/05                23

*     The Fund is managed by an investment team led by David Goldsmith.

TURNER INVESTMENT PARTNERS, INC.

PORTFOLIO MANAGERS            SINCE        YEARS IN INDUSTRY
William C. McVail, CFA         8/03                19
Christopher K. McHugh          8/03                20
Frank L. Sustersic, CFA        8/03                15
Jason D. Schrotberger, CFA     8/03                12

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

PORTFOLIO MANAGERS            SINCE        YEARS IN INDUSTRY
Paul A. Graham, Jr., CFA       8/03                20
David N. Wabnik                8/03                15

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class

A: 1/24/01         B: 1/24/01       C: 1/24/01       I: 3/4/04       Y: 1/24/01

Ticker symbols by class

A: AXSCX           B: ASGBX         C: APRCX         I: --           Y: --

Total net assets                                               $236.7 million

Number of holdings                                                        421

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------

Percentage of portfolio assets

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                  26.1%
Industrials                             20.0%
Health Care                             16.2%
Consumer Discretionary                  13.0%
Energy                                   8.3%
Financials                               6.8%
Materials                                3.8%
Short-Term Securities**                  3.0%
Consumer Staples                         2.1%
Telecommunication Services               0.7%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 3.0%, 1.3% is due to security lending activity and 1.7% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Percentage of portfolio assets

TETRA Technologies (Energy Equipment & Services)                            1.2%
--------------------------------------------------------------------------------
WESCO Intl (Trading Companies & Distributors)                               1.0
--------------------------------------------------------------------------------
Bucyrus Intl Cl A (Machinery)                                               0.9
--------------------------------------------------------------------------------
Psychiatric Solutions (Health Care Providers & Services)                    0.9
--------------------------------------------------------------------------------
Neoware (Computers & Peripherals)                                           0.9
--------------------------------------------------------------------------------
Pediatrix Medical Group
(Health Care Providers & Services)                                          0.8
--------------------------------------------------------------------------------
Microsemi (Semiconductors &
Semiconductor Equipment)                                                    0.8
--------------------------------------------------------------------------------
VCA Antech (Health Care Providers & Services)                               0.8
--------------------------------------------------------------------------------
Manitowoc (Machinery)                                                       0.7
--------------------------------------------------------------------------------
Children's Place Retail Stores (Specialty Retail)                           0.7
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products involve risks including possible loss of principal and fluctuation in value.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
For the year ended March 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+30.06%   RiverSource Small Cap Growth Fund Class A (excluding sales charge)

+27.84%   Russell 2000(R) Growth Index (unmanaged)

+24.66%   Lipper Small-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                          CLASS A               CLASS B               CLASS C          CLASS I     CLASS Y
(INCEPTION DATES)        (1/24/01)             (1/24/01)             (1/24/01)         (3/4/04)   (1/24/01)
                                                       AFTER                AFTER
                      NAV(1)     POP(2)     NAV(1)    CDSC(3)     NAV(1)    CDSC(4)      NAV(5)     NAV(5)

at March 31, 2006
1 year               +30.06%    +22.57%    +29.05%    +24.05%    +29.05%    +28.05%     +30.96%    +30.08%
------------------------------------------------------------------------------------------------------------
3 years              +24.85%    +22.41%    +23.82%    +22.94%    +23.82%    +23.82%         N/A    +25.01%
------------------------------------------------------------------------------------------------------------
5 years               +5.71%     +4.46%     +4.92%     +4.59%     +4.92%     +4.92%         N/A     +5.87%
------------------------------------------------------------------------------------------------------------
Since inception       +1.33%     +0.18%     +0.56%     +0.37%     +0.56%     +0.56%     +10.30%     +1.48%
------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                           WITH PORTFOLIO MANAGEMENT

RiverSource Small Cap Growth Fund's Class A shares increased 30.06% (excluding sales charge) for the fiscal year ended March 31, 2006, outperforming its benchmark, the Russell 2000(R) Growth Index (Russell Index), which rose 27.84%. For the same 12-month period, the Fund's peer group, as represented by the Lipper Small-Cap Growth Funds Index, advanced 24.66%.

RiverSource Small Cap Growth Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in growth stocks of small companies to seek long-term growth of capital. MDT Advisers
(MDTA), UBS Global Asset Management (Americas) Inc. (UBS), Turner Investment Partners, Inc. (Turner) and Essex Investment Management Company, LLC (Essex) each managed approximately 31%, 29%, 20%, and 20%, respectively, of the Fund's portfolio as of March 31, 2006.

--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

[Chart] Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND     GROWTH
                           LARGE
                           MEDIUM  SIZE
                      X    SMALL


Q: What factors affected performance for your portion of the Fund during the 12-month period ended March 31, 2006?

      TURNER: When compared to the Russell Index for the period, the majority of our portion of the portfolio's return over and above the benchmark came from the financials, consumer discretionary and information technology sectors.

      Within the financials sector, strong results were provided by several investment banks and brokerage stocks that were held in the portfolio, including Investment Technology Group (ITG), Nasdaq Stock Market, and Greenhill & Co. Both ITG and Nasdaq continue to gain market share in agency-based stock trading versus traditional full-service brokerage companies. Greenhill, although smaller than its competitors, is a well-regarded investment banking firm that continues to participate in high-profile transactions.

      Within the consumer discretionary sector, WESCO International and Coldwater Creek posted strong results for the period. WESCO is a distributor of electrical supplies that continues to benefit from robust commercial construction activity and the successful acquisition of smaller competitors. Coldwater Creek operates as a retailer of women's apparel and targets the baby boomer generation, which we anticipate will help contribute to the company's growth.


--------------------------------------------------------------------------------
4 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> HEALTH CARE STOCKS IN THE PORTFOLIO WERE SIGNIFICANT CONTRIBUTORS TO OUR POSITION OF THE PORTFOLIO'S OUTPERFORMANCE RELATIVE TO THE RUSSELL INDEX FOR THE PERIOD.

      -- ESSEX

      Within the information technology sector, Trident Microsystems, SiRF Technology Holdings and Rackable Systems all contributed positively to our portion of the Fund for the period. Trident Microsystems continues to see its stock price rise as strong demand has benefited this supplier of components used in the manufacture of digital televisions and digital set-top boxes. Rackable Systems is a leading provider of server and storage products for large data centers, and the company has seen its shares soar as revenue and earnings continue to outpace analyst estimates. SiRF Technology Holdings is a maker of global positioning systems and has benefited from strong consumer demand for Global Positioning System products.

      UBS: During the fiscal year, stock selection detracted somewhat from returns relative to the Russell Index in our portion of the Fund's portfolio. Some of the largest positive contributors to performance were equity REITs, clothing retailers and medical services companies. Our underweight position in publishing was also beneficial, as the industry struggled during the period. Among the largest detractors from performance were biotechnology companies, securities and asset management firms, and heavy machinery companies.

      ESSEX: Technology, producer durables and health care stocks were the top contributors to performance, with consumer discretionary stocks also performing well despite our overall cautiousness on the sector.

      While a warmer-than-normal winter blunted some of the impact of higher heating bills and positive employment trends kept wages on an upward path more recently, we remain concerned that a slowdown in housing will restrain spending later this year. As such, we are as cautious in the consumer discretionary sector going forward, as we were throughout much of 2005. Specifically, in the retail sector, we emphasized selected retailers with well-defined market positions such as Dress Barn and United Natural Foods

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> THE ENERGY SECTOR CONTRIBUTED THE MOST TO OUR PORTION OF THE FUND'S POSITIVE PERFORMANCE DURING THE PERIOD, WITH CAPITAL GOODS AND CONSUMER STAPLES ALSO ADDING TO RETURNS.

      -- MDTA

      during the period, as well as those with the potential for sustained operating margin improvement, such as GUESS?.

      In addition to holdings in the retail area that performed well, commercial services stocks also enjoyed impressive performance, including Kenexa and Perficient. These companies benefited from an increase in outsourcing and consulting services that allow companies and governments to focus on their core businesses.

      Health care stocks in the portfolio were significant contributors to our portion of the portfolio's outperformance relative to the Russell Index for the period. Highlights came from various industries across the sector, including Kendle International and Keryx Biopharmaceuticals in the biotechnology area, Illumina, Luminex and Somanetics in medical electronics and Meridian Bioscience and Stereotaxis in the medical services area. We continue to believe that the health care sector will be a market leader in the coming year, and we are retaining an overweight there relative to the Russell Index. Our primary focus remains on companies in the biotechnology and medical device areas. For the remainder of 2006, we expect that investors will reward companies with strong earnings visibility driven by innovative product introductions. We feel that we are uniquely positioned to take advantage of this theme.

      Technology shares rose solidly for the period paced by companies in the communications technology and semiconductor areas. One company that did particularly well in the communications technology area was Stratex Networks. Stratex posted gains based on a strong backlog and order flow, as well as the recent announcement of a license agreement with Alcatel. In semiconductors, Advanced Power Technology, Amkor Technology, ANADIGICS, Merix and Planar Systems were all strong performers for the period.

      Finally, technology holdings Concur Technologies and Ultimate Software Group contributed positively to results. These companies are capitalizing on the


--------------------------------------------------------------------------------
6 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      continued growth of Internet-based technologies, with Concur's travel services and Ultimate Software's Web-based payroll and workforce management solutions.

      MDTA: The energy sector contributed the most to our portion of the Fund's positive performance during the period, with capital goods and consumer staples also adding to returns. However, consumer durables and health care detracted from performance. Positive individual contributors to performance included McDermott International, Cal-Dive International and Frontier Oil. Individual detractors included Tempur-Pedic International and First Bancorp Puerto Rico.

Q:    What changes did you make to your portion of the Fund during the period?

      TURNER: Our portion of the Fund is typically "sector neutral" compared with the Russell Index, meaning that when Russell reconstitutes the Index we adjust our weightings accordingly. However, through the 12-month period, we made additional modifications to the industry weights within our portion of the Fund. For example, in the consumer discretionary sector we reduced our exposure to restaurants, Internet software and services, recreational products and casinos and gaming. In the health care sector, we reduced exposure to the medical specialties industry. We also reduced our position in packaged software within the information technology sector. In the materials sector and processing industry, we eliminated our positions in the aerospace and defense industries as well as specialty chemicals.

      UBS: Changes in sector weights are typically a result of identifying strong investment candidates as opposed to top-down, thematic changes. During the course of the year, however, we gradually reduced our exposure to the retailing industry. As mentioned, our clothing retailer holdings had performed well, and we sought to lock in some profits. For the same reasons, we recently reduced our exposure to both real estate and energy stocks. In comparison, throughout the year, we remained with a large position in health care and with less exposure in pharmaceuticals and biotechnology.

      ESSEX: Within the technology sector, software was a particularly strong area for our portion of the Fund during the 12-month period. We made a few changes in our technology holdings during the most recent quarter, while maintaining an overweight in the sector relative to the Russell Index.

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WHILE SECTOR SELECTION HAS PLAYED A ROLE IN OUR PORTION OF THE PORTFOLIO'S PERFORMANCE IN THE PAST, WE BELIEVE STOCK SELECTION REMAINS THE MOST IMPORTANT ELEMENT OF OUR INVESTMENT PROCESS.

      -- UBS

      MDTA: There were no universal or fundamental changes to our investment process during the period. During the period, the most significant changes to our sector weightings included reduced exposure to basic industries, consumer discretionary and health care, along with increased exposure to capital goods and energy.

Q:    How do you intend to manage your portion of the Fund in the coming months?

      TURNER: Our emphasis, as always, is on owning stocks that we think have the strongest earnings prospects. Within the consumer discretionary sector we are focused on wholesale distributors, apparel and footwear, and electronics distributors. In the health care sector, we are placing more of an emphasis on biotechnology and pharmaceuticals. In technology, we have a more significant position in semiconductors, computer communications and computer processing hardware stocks. Within the financials sector, we are focused on brokerage, investment-exchange and financial transaction processing. Finally, in the producer durables industry, we favor the construction and farm machinery industries.

      UBS: Our portion of the portfolio continues to be relatively neutral to the Russell Index. Our largest position is in health care, where we believe a number of medical services and medical products companies represent attractive investment opportunities. These companies have what we believe are sustainable business models, compelling products and near-term barriers to competition. While sector selection has played a role in our portion of the portfolio's performance in the past, we believe stock selection remains the most important element of our investment process.

      ESSEX: First quarter economic growth is expected to be fairly robust following the hurricane-induced slowdown during the fourth quarter of 2005. However, we continue to expect activity to moderate in the second half of 2006 with less stimulus coming from housing and consumer spending. While new Federal Reserve Chairman Ben Bernanke picked up where Alan Greenspan left off -- raising short-term interest rates in


--------------------------------------------------------------------------------
8 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> OUR EMPHASIS, AS ALWAYS IS ON OWNING STOCKS THAT WE THINK HAVE THE STRONGEST EARNINGS PROSPECTS.

      -- TURNER

      March -- the sense is that the tightening cycle is in its final stage. Core inflation remains subdued, which is why we believe interest rates are nearing their peak and economic growth will be sustained over 2006 and 2007.

      We firmly believe this macroeconomic environment will continue to favor growth stocks of all sizes. Moderating economic activity suggests that corporate profits will also slow from the strong pace of the past few years. With growth opportunities perhaps becoming harder to find this year compared to last, investors may begin to place a higher premium on companies that exhibit superior gains in both revenues and earnings.

      MDTA: Going forward, we will continue to employ our disciplined bottom-up selection process to seek stocks with the best combination of the fundamental variables we focus on which include a company's long-term growth rate and earnings risk among other factors.

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 9
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Growth Fund Class A shares (from 2/1/01 to 3/31/06)* as compared to the performance of two widely cited performance indices, the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Jan. 24, 2001. Russell 2000 Growth Index and Lipper peer group data is from Feb. 1, 2001.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                 Class A
                           ---------------------------------------------------
                                       Short-term      Long-term
Fiscal year ended          Income     capital gains  capital gains      TOTAL
------------------------------------------------------------------------------
March 31, 2006               $--           $--           $0.03          $0.03
------------------------------------------------------------------------------
March 31, 2005                --            --              --             --
------------------------------------------------------------------------------
March 31, 2004                --            --              --             --
------------------------------------------------------------------------------
March 31, 2003                --            --              --             --
------------------------------------------------------------------------------
March 31, 2002                --            --              --             --
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP GROWTH FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  RiverSource Small Cap
                   Growth Fund Class A            Russell 2000             Lipper Small-Cap
                 (includes sales charge)         Growth Index(1)         Growth Funds Index(2)
2/1/01                   $9,425                     $10,000                     $10,000
3/01                     $7,647                      $7,845                      $7,873
3/02                     $8,186                      $8,233                      $8,324
3/03                     $5,186                      $5,629                      $5,885
3/04                     $8,112                      $9,184                      $9,165
3/05                     $7,760                      $9,264                      $9,296
3/06                    $10,093                     $11,843                     $11,588

COMPARATIVE RESULTS
Results at March 31, 2006

                                                                                                   SINCE
                                                                 1 YEAR     3 YEARS  5 YEARS     INCEPTION(3)
RIVERSOURCE SMALL CAP GROWTH FUND (INCLUDES SALES CHARGE)
-------------------------------------------------------------------------------------------------------------
Class A  Cumulative value of $10,000                            $12,257    $18,342   $12,438       $10,093
-------------------------------------------------------------------------------------------------------------
         Average annual total return                             +22.57%    +22.41%    +4.46%        +0.18%
-------------------------------------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(1)
-------------------------------------------------------------------------------------------------------------
         Cumulative value of $10,000                            $12,784    $21,040   $15,099       $11,843
-------------------------------------------------------------------------------------------------------------
         Average annual total return                             +27.84%    +28.14%    +8.59%        +3.33%
-------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX(2)
-------------------------------------------------------------------------------------------------------------
         Cumulative value of $10,000                            $12,466    $19,696   $14,721       $11,588
-------------------------------------------------------------------------------------------------------------
         Average annual total return                             +24.66%    +25.35%    +8.04%        +2.90%
-------------------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Small-Cap Growth Funds Index includes the 30 largest small-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from Jan. 24, 2001. Russell 2000 Growth Index and Lipper peer group data is from Feb. 1, 2001.


--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 11
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Small Cap Growth Fund

MARCH 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
AEROSPACE & DEFENSE (2.0%)
AAR                                                   41,188(b)      $ 1,173,034
BE Aerospace                                          31,283(b)          785,829
DRS Technologies                                       5,934             325,599
HEICO                                                  4,483             142,066
LADISH                                                18,821(b)          545,244
Teledyne Technologies                                 38,897(b)        1,384,734
United Industrial                                      6,030             367,408
                                                                     -----------
Total                                                                  4,723,914
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.5%)
American Commercial Lines                              7,680(b)          362,496
Dynamex                                               28,717(b)          554,812
Hub Group Cl A                                        33,791(b)        1,540,195
Pacer Intl                                             9,830             321,244
UTI Worldwide                                         26,400(c)          834,240
                                                                     -----------
Total                                                                  3,612,987
--------------------------------------------------------------------------------

AIRLINES (0.1%)
AirTran Holdings                                      12,228(b)          221,449
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.6%)
American Axle & Mfg Holdings                           9,800             167,874
Drew Inds                                             15,547(b)          552,696
Keystone Automotive Inds                               3,872(b)          163,437
LKQ                                                   28,100(b)          584,761
                                                                     -----------
Total                                                                  1,468,768
--------------------------------------------------------------------------------

BEVERAGES (0.4%)
Hansen Natural                                         7,413(b)          934,409
--------------------------------------------------------------------------------

BIOTECHNOLOGY (3.8%)
Affymetrix                                             7,700(b)          253,561
Alexion Pharmaceuticals                               10,300(b)          364,826
Amylin Pharmaceuticals                                10,750(b)          526,213
Charles River Laboratories Intl                        6,448(b)          316,081
Cubist Pharmaceuticals                                 9,860(b)          226,484
Incyte                                                35,400(b)          213,108
Isis Pharmaceuticals                                  28,400(b)          255,884
Kendle Intl                                           34,779(b)        1,175,530
Keryx Biopharmaceuticals                              48,869(b)          933,887
Luminex                                               46,886(b)          696,726
Myogen                                                14,230(b)          515,553
Neogen                                                22,243(b)          544,954

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
BIOTECHNOLOGY (CONT.)
Neurocrine Biosciences                                20,073(b)      $ 1,295,510
Nuvelo                                                20,000(b)          356,400
Renovis                                               15,900(b)          338,988
Telik                                                 17,300(b)          334,928
United Therapeutics                                    3,370(b)          223,364
Vertex Pharmaceuticals                                13,820(b)          505,674
                                                                     -----------
Total                                                                  9,077,671

BUILDING PRODUCTS (0.7%)
Ameron Intl                                            8,555             626,482
ElkCorp                                                4,752             160,380
Lennox Intl                                            7,430             221,860
Universal Forest Products                              9,351             593,695
                                                                     -----------
Total                                                                  1,602,417
--------------------------------------------------------------------------------

CAPITAL MARKETS (2.0%)
Calamos Asset Management Cl A                         18,055             675,257
GFI Group                                              5,792(b)          300,663
Greenhill & Co                                        20,775           1,373,435
Investment Technology Group                            7,110(b)          354,078
Investors Financial Services                          24,120           1,130,504
optionsXpress Holdings                                30,695             892,611
                                                                     -----------
Total                                                                  4,726,548
--------------------------------------------------------------------------------

CHEMICALS (0.4%)
American Vanguard                                     15,938             486,906
Landec                                                67,585(b)          539,328
                                                                     -----------
Total                                                                  1,026,234
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.4%)
AmericanWest Bancorp                                  15,582(b)          412,456
Boston Private Financial Holdings                      9,240             312,220
Cascade Bancorp                                        4,702             138,944
Center Financial                                       5,696             138,014
East-West Bancorp                                     11,080             427,134
First BanCorp Puerto Rico                             14,688(c)          181,544
Heritage Commerce                                      1,887              47,175
Pacific Capital Bancorp                                5,002             169,268
UCBH Holdings                                         61,600           1,165,471
Virginia Commerce Bancorp                              2,793(b)          100,408
Wintrust Financial                                     4,060             236,170
                                                                     -----------
Total                                                                  3,328,804
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (4.5%)
American Reprographics                                22,655(b)      $   785,902
Consolidated Graphics                                  7,483(b)          390,014
CRA Intl                                              16,200(b)          798,012
Educate                                               34,220(b)          291,554
Escala Group                                          12,074(b,e)        316,218
Global Cash Access                                    15,610(b)          273,487
Heidrick & Struggles Intl                              9,950(b)          360,986
Jackson Hewitt Tax Service                            11,650             367,907
John H Harland                                         8,259             324,579
Kenexa                                                19,392(b)          596,304
Korn/Ferry Intl                                       13,700(b)          279,343
Labor Ready                                           41,400(b)          991,529
Layne Christensen                                     17,515(b)          587,103
Multi-Color                                           12,816             385,121
Navigant Consulting                                   10,890(b)          232,502
PHH                                                   12,533(b)          334,631
Portfolio Recovery Associates                         20,682(b)          968,538
Providence Service                                    14,458(b)          470,174
Schawk                                                16,814             437,332
Spherion                                              20,030(b)          208,312
TEAM                                                   3,500(b)          116,410
Vertrue                                                3,892(b)          162,686
VistaPrint                                            13,050(b)          389,543
Waste Connections                                     12,470(b)          496,431
                                                                     -----------
Total                                                                 10,564,618
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.8%)
Avocent                                               25,018(b)          794,071
F5 Networks                                            9,510(b)          689,380
Finisar                                               46,540(b)          230,373
Foundry Networks                                      61,440(b)        1,115,750
InterDigital Communications                            8,771(b)          215,065
NICE Systems ADR                                      16,900(b,c)        861,224
Powerwave Technologies                                24,880(b)          335,631
Redback Networks                                      24,930(b)          540,732
SiRF Technology Holdings                              18,919(b)          669,922
Stratex Networks                                     182,862(b)        1,124,602
                                                                     -----------
Total                                                                  6,576,750
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.2%)
Electronics for Imaging                                7,920(b)          221,522
Emulex                                                 7,228(b)          123,527
Komag                                                 13,870(b)          660,212
Neoware                                               71,804(b)        2,126,834
Presstek                                              30,912(b)          367,853
Rackable Systems                                      14,930(b)          789,051
Rimage                                                12,816(b)          289,385
Synaptics                                             12,400(b)          272,676
Western Digital                                       19,283(b)          374,669
                                                                     -----------
Total                                                                  5,225,729
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
CONSTRUCTION & ENGINEERING (0.8%)
Comfort Systems USA                                   48,502         $   654,777
EMCOR Group                                           12,300(b)          610,818
Granite Construction                                   6,880             334,918
Washington Group Intl                                  4,750             272,603
                                                                     -----------
Total                                                                  1,873,116
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.7%)
Eagle Materials                                       24,982(e)        1,592,852
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
Asta Funding                                           6,636             220,713
MoneyGram Intl                                         9,400             288,769
Nelnet Cl A                                            2,579(b)          107,415
World Acceptance                                       3,206(b)           87,844
                                                                     -----------
Total                                                                    704,741
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.7%)
Crown Holdings                                        28,304(b)          502,113
Silgan Holdings                                       29,263           1,175,495
                                                                     -----------
Total                                                                  1,677,608
--------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Building Material Holding                             12,178             434,024
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.1%)
Intl Securities Exchange                              16,459             685,517
iShares Russell 2000 Index Fund                       22,000           1,669,801
NASDAQ Stock Market                                    6,460(b)          258,658
                                                                     -----------
Total                                                                  2,613,976
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Time Warner Telecom Cl A                              20,450(b)          367,078
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.7%)
Acuity Brands                                          8,510             340,400
Baldor Electric                                          452              15,309
BTU Intl                                              47,338(b)          777,763
Color Kinetics                                        25,642(b)          543,098
Energy Conversion Devices                             14,640(b)          719,995
Genlyte Group                                         12,100(b)          824,494
Lamson & Sessions                                     16,620(b)          462,535
Ormat Technologies                                     7,280             277,368
                                                                     -----------
Total                                                                  3,960,962
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.3%)
Benchmark Electronics                                 29,100(b)        1,115,984
Brightpoint                                           16,285(b)          505,812
Cognex                                                29,000             859,560
Daktronics                                             7,991             291,672
Global Imaging Systems                                 5,518(b)          209,574
Itron                                                  6,050(b)          362,093
Littelfuse                                             2,642(b)           90,171

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
LoJack                                                 4,396(b)      $   105,416
Measurement Specialties                               15,399(b)          402,684
Merix                                                 55,260(b)          679,698
Metrologic Instruments                                 7,602(b)          175,834
Multi-Fineline Electronix                             11,210(b)          655,673
Planar Systems                                        31,568(b)          534,131
RadiSys                                               21,600(b)          428,760
Rogers                                                 8,656(b)          471,579
ScanSource                                             5,327(b)          321,804
Sirenza Microdevices                                  58,049(b)          548,563
TTM Technologies                                      10,396(b)          150,638
                                                                     -----------
Total                                                                  7,909,646
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (6.0%)
BASiC Energy Services                                 10,020(b)          298,596
CARBO Ceramics                                         5,501             313,062
Dresser-Rand Group                                    19,900(b)          494,515
Dril-Quip                                              4,110(b)          291,194
Grey Wolf                                             12,282(b)           91,378
Helix Energy Solutions Group                          37,960(b)        1,438,683
Hornbeck Offshore Services                             9,710(b)          350,240
Lone Star Technologies                                 7,138(b)          395,517
Lufkin Inds                                            2,527             140,097
Maverick Tube                                         12,757(b)          675,993
Newpark Resources                                     95,235(b)          780,927
Oceaneering Intl                                      11,495(b)          658,664
Oil States Intl                                       33,434(b)        1,232,042
Patterson-UTI Energy                                  26,100             834,156
Superior Energy Services                              21,992(b)          589,166
TETRA Technologies                                    58,849(b)        2,768,256
TODCO Cl A                                            18,875             743,864
Unit                                                  24,469(b)        1,364,146
Veritas DGC                                            6,953(b)          315,597
W-H Energy Services                                   10,377(b)          461,673
                                                                     -----------
Total                                                                 14,237,766
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Longs Drug Stores                                     13,948             645,513
United Natural Foods                                  13,688(b)          478,669
Wild Oats Markets                                     55,218(b)        1,122,583
                                                                     -----------
Total                                                                  2,246,765
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
Hain Celestial Group                                   8,390(b)          219,734
--------------------------------------------------------------------------------

GAS UTILITIES (--%)
Southern Union                                            --                  13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (5.8%)
Abaxis                                                 7,527(b)      $   170,712
ArthroCare                                            21,600(b)        1,032,911
Aspect Medical Systems                                36,556(b)        1,003,097
BIOLASE Technology                                    55,460             529,643
Candela                                                9,280(b)          200,448
DexCom                                                 9,200(b)          186,484
DJ Orthopedics                                         7,752(b)          308,220
ev3                                                    8,450(b)          149,650
Greatbatch                                            18,804(b)          411,996
Haemonetics                                           11,789(b)          598,528
Illumina                                              54,114(b)        1,285,207
Immucor                                               19,500(b)          559,455
Intermagnetics General                                22,433(b)          561,947
Intuitive Surgical                                     5,570(b)          657,260
Kyphon                                                37,710(b)        1,402,811
Meridian Bioscience                                   20,772             560,429
Molecular Devices                                      2,571(b)           85,254
Natus Medical                                         25,498(b)          522,709
Nektar Therapeutics                                   15,380(b)          313,444
NeuroMetrix                                            5,535(b)          215,533
PolyMedica                                             5,680             240,605
ResMed                                                 9,900(b)          435,402
Somanetics                                            22,882(b)          505,235
SonoSite                                              10,300(b)          418,592
Stereotaxis                                           29,464(b)          371,541
Viasys Healthcare                                     34,200(b)        1,028,735
                                                                     -----------
Total                                                                 13,755,848
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (5.7%)
Advisory Board                                         3,019(b)          168,370
AMICAS                                               111,096(b)          524,373
Apria Healthcare Group                                12,949(b)          297,568
Chemed                                                 8,050             477,687
Computer Programs & Systems                            2,090             104,500
Eclipsys                                              14,469(b)          341,613
HealthSpring                                          11,200(b)          208,432
Healthways                                             9,000(b)          458,460
Merge Technologies                                    15,800(b)          252,326
Molina Healthcare                                      6,290(b)          210,526
NightHawk Radiology Holdings                           1,900(b)           45,391
Omnicell                                              46,620(b)          531,002
PAREXEL Intl                                           9,226(b)          243,935
Pediatrix Medical Group                               18,700(b)        1,919,368
PSS World Medical                                     26,070(b)          502,890
Psychiatric Solutions                                 64,480(b)        2,136,223
Sierra Health Services                                14,510(b)          590,557
Sunrise Senior Living                                 15,270(b)          595,072
TriZetto Group                                        14,770(b)          259,804
United Surgical Partners Intl                         25,050(b)          887,021

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
VCA Antech                                            63,670(b)      $ 1,813,322
Vital Images                                          18,479(b)          629,764
WellCare Health Plans                                  8,580(b)          389,875
                                                                     -----------
Total                                                                 13,588,079
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.6%)
California Pizza Kitchen                              28,100(b)          911,845
Chipotle Mexican Grill Cl A                            1,900(b)          105,241
CKE Restaurants                                       58,400           1,016,160
Cosi                                                  41,566(b)          456,810
Domino's Pizza                                        26,496             756,461
Isle of Capri Casinos                                 11,194(b)          372,536
McCormick & Schmick's  Seafood Restaurants            11,570(b)          294,688
Monarch Casino & Resort                                7,746(b)          219,909
Orient-Express Hotels Cl A                            27,200(c)        1,067,056
Panera Bread Cl A                                      5,900(b)          443,562
Ruby Tuesday                                          14,070             451,366
WMS Inds                                               2,797(b)           84,190
                                                                     -----------
Total                                                                  6,179,824
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.1%)
crocs                                                  8,440(b)          212,266
Ethan Allen Interiors                                 11,764             494,323
Hovnanian Enterprises Cl A                            13,300(b)          584,269
Lifetime Brands                                       18,536             522,530
Technical Olympic USA                                 30,400             618,641
Yankee Candle Company                                  4,285             117,280
                                                                     -----------
Total                                                                  2,549,309
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Central Garden & Pet                                  20,670(b)        1,098,404
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Raven Inds                                             5,885             230,162
Tredegar                                              14,188             225,731
                                                                     -----------
Total                                                                    455,893
--------------------------------------------------------------------------------

INSURANCE (0.5%)
Argonaut Group                                        25,815(b)          917,723
Covanta Holding                                       13,550(b)          225,879
                                                                     -----------
Total                                                                  1,143,602
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.1%)
Coldwater Creek                                       23,721(b)          659,444
NutriSystem                                            9,490(b)          450,965
PetMed Express                                         9,362(b)          166,363
Priceline.com                                         18,227(b)          452,759
Stamps.com                                            27,504(b)          969,790
                                                                     -----------
Total                                                                  2,699,321
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
INTERNET SOFTWARE & SERVICES (4.0%)
24/7 Real Media                                       28,400(b)      $   297,064
aQuantive                                             17,820(b)          419,483
Bankrate                                               7,302(b)          318,075
CNET Networks                                         15,070(b)          214,145
Corillian                                            140,292(b)          545,736
CyberSource                                           49,500(b)          552,420
Digital Insight                                       10,040(b)          365,456
Digital River                                          8,292(b)          361,614
Digitas                                               50,412(b)          725,933
eCollege.com                                           5,802(b)          109,310
Homestore                                             40,070(b)          262,859
LivePerson                                            78,707(b)          569,839
NIC                                                   71,178(b)          436,321
Online Resources                                      31,950(b)          415,350
Openwave Systems                                      29,150(b)          629,057
Perficient                                            51,901(b)          602,571
SkillSoft ADR                                         85,528(b,c)        448,167
United Online                                         21,918             281,865
Websense                                              51,402(b)        1,417,666
WebSideStory                                          29,087(b)          500,006
                                                                     -----------
Total                                                                  9,472,937
--------------------------------------------------------------------------------

IT SERVICES (2.6%)
Acxiom                                                41,054           1,060,835
Answerthink                                           71,679(b)          460,896
CACI Intl Cl A                                        15,700(b)        1,032,275
Cognizant Technology  Solutions Cl A                  20,800(b)        1,237,392
eFunds                                                23,053(b)          595,690
Euronet Worldwide                                      7,930(b)          299,992
Heartland Payment Systems                              9,010(b)          223,178
MPS Group                                             21,400(b)          327,420
TALX                                                   6,386             181,873
VeriFone Holdings                                     25,555(b)          774,061
                                                                     -----------
Total                                                                  6,193,612
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Nautilus                                              26,800(e)          400,660
RC2                                                    4,415(b)          175,761
                                                                     -----------
Total                                                                    576,421
--------------------------------------------------------------------------------

MACHINERY (4.7%)
Actuant Cl A                                           4,110             251,614
American Science & Engineering                         1,277(b)          119,272
Bucyrus Intl Cl A                                     46,728           2,251,822
Columbus McKinnon                                     22,323(b)          601,158
ESCO Technologies                                     20,400(b)        1,033,260
FreightCar America                                     6,231             396,292
Gardner Denver                                         4,220(b)          275,144
Greenbrier Companies                                   6,370             255,119

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
MACHINERY (CONT.)
JLG Inds                                              43,434         $ 1,337,333
Kaydon                                                10,937             441,417
Manitowoc                                             19,608           1,787,269
Middleby                                              11,987(b)        1,003,552
Nordson                                               14,312             713,596
Portec Rail Products                                  30,262             475,416
Wabtec                                                 8,030             261,778
                                                                     -----------
Total                                                                 11,204,042
--------------------------------------------------------------------------------

MARINE (0.4%)
Kirby                                                 14,983(b)        1,020,492
--------------------------------------------------------------------------------

METALS & MINING (1.8%)
Aleris Intl                                            7,970(b)          383,118
Cleveland-Cliffs                                       2,550             222,156
Foundation Coal Holdings                               7,310             300,733
NovaGold Resources                                    23,360(b,c)        357,408
Quanex                                                10,674             711,209
Reliance Steel & Aluminum                             10,067             945,493
Steel Dynamics                                        15,200             862,296
Titanium Metals                                        9,380(b)          455,399
                                                                     -----------
Total                                                                  4,237,812
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Conn's                                                 6,931(b)          236,763
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.4%)
Crosstex Energy                                        3,190             247,066
EXCO Resources                                        25,100(b)          314,503
Frontier Oil                                          23,558           1,398,167
Holly                                                  3,917             290,328
KCS Energy                                            43,800(b)        1,138,800
Parallel Petroleum                                    24,498(b)          451,988
Quicksilver Resources                                 20,850(b)          806,061
St. Mary Land & Exploration                            7,820             319,291
W&T Offshore                                           7,716             311,032
Warren Resources                                      19,820(b)          295,318
                                                                     -----------
Total                                                                  5,572,554
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Glatfelter                                            26,236             480,906
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Parlux Fragrances                                      4,008(b)          129,258
Revlon Cl A                                          113,001(b)          357,083
                                                                     -----------
Total                                                                    486,341
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
PHARMACEUTICALS (1.0%)
Adams Respiratory Therapeutics                         7,420(b)      $   295,093
Allergan                                                  --(b)               53
First Horizon Pharmaceutical                          31,700(b)          799,157
Medicis Pharmaceutical Cl A                           10,760             350,776
New River Pharmaceuticals                             13,090(b)          434,719
Penwest Pharmaceuticals                               22,100(b)          479,349
                                                                     -----------
Total                                                                  2,359,147
--------------------------------------------------------------------------------

REAL ESTATE (0.1%)
Jones Lang LaSalle                                     4,560             349,022
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (1.0%)
BioMed Realty Trust                                   16,000             474,240
Highland Hospitality                                  16,320             207,427
Kilroy Realty                                          4,120             318,311
Mills                                                  1,800              50,400
Sunstone Hotel Investors                              14,510             420,355
Ventas                                                29,600             982,129
                                                                     -----------
Total                                                                  2,452,862
--------------------------------------------------------------------------------

ROAD & RAIL (1.5%)
Amerco                                                 8,004(b)          792,156
Arkansas Best                                         13,262             518,809
Genesee & Wyoming Cl A                                22,659(b)          695,178
Landstar System                                       26,900           1,186,828
Old Dominion Freight Line                             16,864(b)          454,485
                                                                     -----------
Total                                                                  3,647,456
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.6%)
Amkor Technology                                      76,454(b)          660,563
ANADIGICS                                            105,017(b,e)        829,633
Atheros Communications                                25,314(b)          662,974
Cree                                                   8,100(b)          265,761
Cymer                                                 16,364(b)          743,579
EMCORE                                                37,250(b)          380,695
Exar                                                  25,370(b)          362,284
FormFactor                                             4,981(b)          195,853
Ikanos Communications                                  4,800(b)           94,608
Integrated Device Technology                          24,940(b)          370,608
Intevac                                               40,424(b)        1,163,402
Micrel                                                31,435(b)          465,867
Microsemi                                             62,650(b)        1,823,741
NetLogic Microsystems                                  9,031(b)          372,168
Nextest Systems                                       10,600(b)          171,826
OmniVision Technologies                               13,618(b)          411,264
ON Semiconductor                                      35,450(b)          257,367

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
16 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------

ISSUER                                                SHARES           VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
PDF Solutions                                        7,500(b)      $    141,900
Photronics                                          25,100(b)           470,876
PMC-Sierra                                          45,910(b)           564,234
PortalPlayer                                         3,603(b)            80,095
Power Integrations                                  19,800(b)           490,644
Rudolph Technologies                                36,297(b)           618,864
Semtech                                             26,447(b)           473,137
Silicon Image                                       53,500(b)           551,585
Silicon Laboratories                                25,749(b)         1,414,907
Standard Microsystems                               15,400(b)           400,092
Trident Microsystems                                21,810(b)           633,799
Varian Semiconductor Equipment Associates           12,175(b)           341,874
                                                                   ------------
Total                                                                15,414,200
-------------------------------------------------------------------------------

SOFTWARE (4.9%)
Ansoft                                               4,693(b)           195,651
ANSYS                                               16,698(b)           904,196
Aspen Technology                                     9,538(b)           120,656
Blackboard                                          22,911(b)           650,902
Bottomline Technologies                             28,631(b)           393,104
Concur Technologies                                 41,201(b)           763,455
FactSet Research Systems                            13,750              609,813
Fair Isaac                                          12,900              511,098
Informatica                                         38,545(b)           599,375
MICROS Systems                                      18,368(b)           846,213
Nuance Communications                               69,700(b)           823,157
Progress Software                                   30,400(b)           884,335
Radiant Systems                                     66,305(b)           896,443
RSA Security                                        30,100(b)           539,994
Secure Computing                                    70,988(b)           819,202
THQ                                                 13,250(b)           343,043
Ultimate Software Group                             24,365(b)           629,835
Verint Systems                                      19,500(b)           689,715
Witness Systems                                     16,710(b)           424,434
                                                                   ------------
Total                                                                11,644,621
-------------------------------------------------------------------------------

SPECIALTY RETAIL (6.2%)
Aaron Rents                                          2,190               59,502
Aeropostale                                         53,492(b)         1,613,318
Bakers Footwear Group                               19,751(b)           426,622
Build-A-Bear Workshop                                9,560(b)           293,014
Cabela's                                            28,182(b,e)         578,295
Children's Place Retail Stores                      30,670(b)         1,775,792
Christopher & Banks                                 22,968              533,087
Citi Trends                                          6,780(b)           269,573

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
SPECIALTY RETAIL (CONT.)
Dress Barn                                          29,513(b)      $  1,415,148
DSW Cl A                                             8,100(b)           253,692
Finish Line Cl A                                     4,928               81,066
GameStop Cl A                                       13,280(b)           626,019
Genesco                                             21,570(b)           838,857
GUESS?                                              41,900(b)         1,638,708
Guitar Center                                       12,900(b)           615,330
Gymboree                                            21,200(b)           552,048
Hibbett Sporting Goods                              10,390(b)           342,766
Jos A Bank Clothiers                                 9,606(b)           460,608
PETCO Animal Supplies                               23,700(b)           558,609
Select Comfort                                      17,530(b)           693,312
Tractor Supply                                       6,240(b)           413,962
Zumiez                                               6,788(b)           414,747
                                                                   ------------
Total                                                                14,454,075
-------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Carter's                                            10,052(b)           678,409
Deckers Outdoor                                      4,693(b)           190,254
Oxford Inds                                         10,271              525,156
Phillips-Van Heusen                                 28,500            1,088,986
                                                                   ------------
Total                                                                 2,482,805
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Accredited Home Lenders Holding                      6,486(b)           331,953
BankUnited Financial Cl A                           15,900              429,936
Harbor Florida Bancshares                            7,400              280,238
                                                                   ------------
Total                                                                 1,042,127
-------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (2.1%)
Beacon Roofing Supply                               10,200(b)           414,528
MSC Industrial Direct Cl A                          16,143              872,045
Rush Enterprises Cl A                                4,093(b)            71,955
Watsco                                              18,159            1,290,197
WESCO Intl                                          34,935(b)         2,375,929
                                                                   ------------
Total                                                                 5,024,654
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
@Road                                               78,673(b)           398,872
NeuStar Cl A                                        13,500(b)           418,500
SBA Communications Cl A                             24,110(b)           564,415
                                                                   ------------
Total                                                                 1,381,787
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $181,540,718)                                               $232,133,495
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.0%)(f)
--------------------------------------------------------------------------------

ISSUER                             EFFECTIVE       AMOUNT         VALUE(A)
                                     YIELD       PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Alpine Securitization
  04-03-06                           4.84%      $  3,100,000(d) $  3,098,750
----------------------------------------------------------------------------

Chesham Finance LLC
  04-03-06                           4.86          4,000,000       3,998,380
TOTAL SHORT-TERM SECURITIES
(Cost: $7,098,086)                                              $  7,097,130
----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $188,638,804)(g)                                         $239,230,625
============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(A) Securities are valued by procedures described in Note 1 to the financial statements.

(B)   Non-income producing.

(C) Foreign security values are stated in U.S. dollars. At March 31, 2006, the value of foreign securities represented 1.6% of net assets.

(D) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of these securities amounted to $3,098,750 or 1.3% of net assets.

(E) At March 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(F) Cash collateral received from security lending activity is invested in short-term securities and represents 1.3% of net assets. See Note 5 to the financial statements. 1.7% of net assets is the Fund's cash equivalent position.

(G) At March 31, 2006, the cost of securities for federal income tax purposes was $189,393,667 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                $ 52,398,399
      Unrealized depreciation                                  (2,561,441)
      -------------------------------------------------------------------
      Net unrealized appreciation                            $ 49,836,958
      -------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
18 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Small Cap Growth Fund

MARCH 31, 2006

-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $188,638,804)                                                              $239,230,625
Cash in bank on demand deposit                                                                      188,411
Capital shares receivable                                                                           116,184
Dividends and accrued interest receivable                                                            34,123
Receivable for investment securities sold                                                         3,819,889
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                    243,389,232
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------
Capital shares payable                                                                               42,276
Payable for investment securities purchased                                                       3,370,767
Payable upon return of securities loaned (Note 5)                                                 3,066,000
Accrued investment management services fee                                                            5,936
Accrued distribution fee                                                                             31,773
Accrued service fee                                                                                       1
Accrued transfer agency fee                                                                           1,221
Accrued administrative services fee                                                                     516
Other accrued expenses                                                                              123,394
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 6,641,884
-----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                             $236,747,348
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                       $    441,095
Additional paid-in capital                                                                      177,788,373
Undistributed net investment income                                                                  16,535
Accumulated net realized gain (loss)                                                              7,909,524
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                            50,591,821
-----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                       $236,747,348
===========================================================================================================
Net assets applicable to outstanding shares:              Class A                              $148,638,914
                                                          Class B                              $ 63,046,718
                                                          Class C                              $  6,026,458
                                                          Class I                              $ 18,742,088
                                                          Class Y                              $    293,170
Net asset value per share of outstanding capital stock:   Class A shares        27,402,154     $       5.42
                                                          Class B shares        12,094,723     $       5.21
                                                          Class C shares         1,155,756     $       5.21
                                                          Class I shares         3,403,180     $       5.51
                                                          Class Y shares            53,658     $       5.46
-----------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                               $  2,968,700
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 19
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Small Cap Growth Fund

YEAR ENDED MARCH 31, 2006

----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
Income:
Dividends                                                                              $    734,204
Interest                                                                                    162,051
Fee income from securities lending (Note 5)                                                 148,877
   Less foreign taxes withheld                                                                 (910)
----------------------------------------------------------------------------------------------------
Total income                                                                              1,044,222
----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        1,878,991
Distribution fee
   Class A                                                                                  350,381
   Class B                                                                                  628,494
   Class C                                                                                   59,731
Transfer agency fee                                                                         639,192
Incremental transfer agency fee
   Class A                                                                                   42,677
   Class B                                                                                   32,480
   Class C                                                                                    2,789
Service fee -- Class Y                                                                          141
Administrative services fees and expenses                                                   180,537
Compensation of board members                                                                10,278
Custodian fees                                                                              217,231
Printing and postage                                                                        141,330
Registration fees                                                                            52,120
Audit fees                                                                                   21,000
Other                                                                                        12,902
----------------------------------------------------------------------------------------------------
Total expenses                                                                            4,270,274
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)        (102,173)
----------------------------------------------------------------------------------------------------
                                                                                          4,168,101
   Earnings credits on cash balances (Note 2)                                                (9,353)
----------------------------------------------------------------------------------------------------
Total net expenses                                                                        4,158,748
----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                          (3,114,526)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on security transactions (Note 3)                               32,056,222
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    28,372,367
----------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                    60,428,589
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $ 57,314,063
====================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
20 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Small Cap Growth Fund

YEAR ENDED MARCH 31,                                                          2006              2005
---------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          $  (3,114,526)    $  (4,238,493)
Net realized gain (loss) on investments                                     32,056,222        11,065,440
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       28,372,367       (22,185,064)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             57,314,063       (15,358,117)
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                 (737,692)               --
      Class B                                                                 (337,351)               --
      Class C                                                                  (31,835)               --
      Class I                                                                  (60,283)               --
      Class Y                                                                     (807)               --
---------------------------------------------------------------------------------------------------------
Total distributions                                                         (1,167,968)               --
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                  20,425,875        29,433,635
   Class B shares                                                            5,267,866         8,905,760
   Class C shares                                                              597,334           884,196
   Class I shares                                                            9,795,779         8,398,406
   Class Y shares                                                              266,640            89,969
Reinvestment of distributions at net asset value
   Class A shares                                                              729,473                --
   Class B shares                                                              332,083                --
   Class C shares                                                               31,295                --
   Class I shares                                                               60,225                --
   Class Y shares                                                                  796                --
Payments for redemptions
   Class A shares                                                          (61,818,156)      (75,008,111)
   Class B shares (Note 2)                                                 (28,719,971)      (34,103,332)
   Class C shares (Note 2)                                                  (2,557,108)       (2,750,952)
   Class I shares                                                              (20,959)       (3,478,706)
   Class Y shares                                                             (131,037)         (108,436)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (55,739,865)      (67,737,571)
---------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        406,230       (83,095,688)
Net assets at beginning of year                                            236,341,118       319,436,806
---------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $ 236,747,348     $ 236,341,118
=========================================================================================================
Undistributed net investment income                                      $      16,535     $      30,636
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 21
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Small Cap Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Strategy Series, Inc. (formerly AXP Strategy Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with market capitalization, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000 Growth Index.

The Fund offers Class A, Class B, Class C, and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 7.92% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
22 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 23
--------------------------------------------------------------------------------

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
24 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,100,425 and accumulated net realized gain has been decreased by $3,100,425.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                          2006          2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income ..........................          $     --           $--
      Long-term capital gain ...................           737,692            --
CLASS B
Distributions paid from:
      Ordinary income ..........................                --            --
      Long-term capital gain ...................           337,351            --
CLASS C
Distributions paid from:
      Ordinary income ..........................                --            --
      Long-term capital gain ...................            31,835            --
CLASS I
Distributions paid from:
      Ordinary income ..........................                --            --
      Long-term capital gain ...................            60,283            --
CLASS Y
Distributions paid from:
      Ordinary income ..........................                --            --
      Long-term capital gain ...................               807            --

At March 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income .............................          $ 3,430,732
Accumulated long-term gain (loss) .........................          $ 5,250,190
Unrealized appreciation (depreciation) ....................          $49,836,958


--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 25
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.92% to 0.795% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $142,912 for the year ended March 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.055% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has Subadvisory Agreements with Turner Investment Partners, Inc., UBS Global Asset Management (Americas) Inc., Essex Investment Management Company, LLC (Essex) and MDT Advisers (MDTA). Effective Sept. 26, 2005, Essex and MDTA replaced RS Investment Management, L.P. and Bjurman, Barry & Associates as subadvisers to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interest of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.


--------------------------------------------------------------------------------
26 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $266,984 for Class A, $133,620 for Class B and $778 for Class C for the year ended March 31, 2006.

For the year ended March. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.68% for Class A, 2.45% for Class B, 2.45% for Class C, 1.13% for Class I and 1.48% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $53,359, $26,545, $2,392 and $37, respectively, and the management fees waived at the Fund level were $19,840. Under this agreement, which was effective until Sept. 30, 2005, net expenses would not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C, 1.20% for Class I and 1.52% for Class Y of the Fund's average daily net assets. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses was effective until March 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C, 1.20% for Class I and 1.52% for Class Y of the Fund's average daily net assets. Beginning April 1, 2006, a new agreement to waive certain fees and expenses is effective until March 31, 2007, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.61% for Class A, 2.38% for Class B, 2.38% for Class C, 1.26% for Class I and 1.44% for Class Y of the Fund's average daily net assets.

During the year ended March 31, 2006, the Fund's custodian and transfer agency fees were reduced by $9,353 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 27
--------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $330,764,450 and $391,828,973, respectively, for the year ended March 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                            YEAR ENDED MARCH 31, 2006
                                        Class A        CLASS B        CLASS C        CLASS I        CLASS Y
---------------------------------------------------------------------------------------------------------------
Sold                                    4,396,220      1,186,833        134,922      2,094,355         54,480
Issued for reinvested distributions       153,251         72,507          6,833         12,495            166
Redeemed                              (13,743,148)    (6,577,532)      (581,041)        (4,278)       (28,289)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                (9,193,677)    (5,318,192)      (439,286)     2,102,572         26,357
---------------------------------------------------------------------------------------------------------------


                                                            YEAR ENDED MARCH 31, 2005
                                        CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
---------------------------------------------------------------------------------------------------------------
Sold                                    7,176,299      2,203,707        218,632      1,995,529         21,458
Issued for reinvested distributions            --             --             --             --             --
---------------------------------------------------------------------------------------------------------------
Redeemed                              (18,023,652)    (8,518,042)      (681,797)      (891,988)       (25,020)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (10,847,353)    (6,314,335)      (463,165)     1,103,541         (3,562)
---------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2006, securities valued at $2,968,700 were on loan to brokers. For collateral, the Fund received $3,066,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $148,877 for the year ended March 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended March 31, 2006.


--------------------------------------------------------------------------------
28 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 29
--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                        2006         2005      2004      2003         2002
Net asset value, beginning of period                                $4.19        $4.38     $2.80     $4.43        $4.13
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.06)        (.06)     (.04)     (.04)        (.03)
Net gains (losses) (both realized and unrealized)                    1.32         (.13)     1.62     (1.59)         .33
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.26         (.19)     1.58     (1.63)         .30
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.03)          --        --        --           --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.42        $4.19     $4.38     $2.80        $4.43
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 149        $ 153     $ 208     $ 118        $ 152
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     1.68%(c)     1.63%     1.64%     1.55%(c)     1.53%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.20%)      (1.29%)   (1.18%)   (1.23%)      (1.02%)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             152%         153%      224%      175%         153%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                     30.06%       (4.34%)   56.43%    (36.79%)      7.29%
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.73%, 1.79% and 1.89% for the years ended March 31, 2006, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
30 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B

----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                        2006         2005      2004      2003         2002
Net asset value, beginning of period                                $4.06        $4.28     $2.76     $4.39        $4.12
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.09)        (.10)     (.07)     (.06)        (.04)
Net gains (losses) (both realized and unrealized)                    1.27         (.12)     1.59     (1.57)         .31
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.18         (.22)     1.52     (1.63)         .27
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.03)          --        --        --           --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.21        $4.06     $4.28     $2.76        $4.39
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  63        $  71     $ 102     $  58        $  71
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     2.45%(c)     2.40%     2.40%     2.31%(c)     2.31%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.97%)      (2.06%)   (1.94%)   (1.99%)      (1.81%)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             152%         153%      224%      175%         153%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                     29.05%       (5.14%)   55.07%    (37.13%)      6.55%
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.50%, 2.55% and 2.65% for the years ended March 31, 2006, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 31
--------------------------------------------------------------------------------

CLASS C

----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                        2006         2005      2004      2003         2002
Net asset value, beginning of period                                $4.06        $4.28     $2.76     $4.39        $4.12
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.09)        (.10)     (.07)     (.06)        (.04)
Net gains (losses) (both realized and unrealized)                    1.27         (.12)     1.59     (1.57)         .31
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.18         (.22)     1.52     (1.63)         .27
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.03)          --        --        --           --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.21        $4.06     $4.28     $2.76        $4.39
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   6        $   6     $   9     $   5        $   5
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     2.45%(c)     2.40%     2.40%     2.31%(c)     2.31%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.96%)      (2.06%)   (1.94%)   (1.99%)      (1.81%)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             152%         153%      224%      175%         153%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                     29.05%       (5.14%)   55.07%    (37.13%)      6.55%
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.50%, 2.55% and 2.65% for the years ended March 31, 2006, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
32 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I

-------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                        2006         2005      2004(b)
Net asset value, beginning of period                                $4.23        $4.40     $4.52
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)        (.05)     (.03)
Net gains (losses) (both realized and unrealized)                    1.34         (.12)     (.09)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.31         (.17)     (.12)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.03)          --        --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.51        $4.23     $4.40
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  19        $   6     $   1
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.13%(d)     1.07%    1.18%(d),(e)
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.69%)       (.72%)    (.49%)(e)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             152%         153%      224%
-------------------------------------------------------------------------------------------------------
Total return(f)                                                     30.96%       (3.86%)   (2.65%)(g)
-------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) -The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.15% and 1.56% for the periods ended March 31, 2006 and 2004, respectively.

(e)   Adjusted to an annual basis

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 33
--------------------------------------------------------------------------------

CLASS Y

---------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------
Fiscal period ended March 31,                                        2006         2005      2004      2003         2002
Net asset value, beginning of period                                $4.22        $4.40     $2.81     $4.43        $4.13
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.05)        (.05)     (.04)     (.03)        (.02)
Net gains (losses) (both realized and unrealized)                    1.32         (.13)     1.63     (1.59)         .32
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.27         (.18)     1.59     (1.62)         .30
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.03)          --        --        --           --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.46        $4.22     $4.40     $2.81        $4.43
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  --        $  --     $  --     $  --        $  --
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     1.48%(c)     1.44%     1.45%     1.37%(c)     1.35%(c)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.03%)      (1.11%)    (.97%)   (1.06%)       (.98%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             152%         153%      224%      175%         153%
---------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                     30.08%       (4.09%)   56.58%    (36.57%)      7.32%
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.53%, 1.61% and 1.71% for the years ended March 31, 2006, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
34 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                                    REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Growth Fund (a series of RiverSource Strategy Series, Inc.) as of March 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2006, and the financial highlights for each of the years in the five-year period ended March 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Growth Fund as of March 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

May 22, 2006

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 35
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Small Cap Growth Fund

Fiscal year ended March 31, 2006

CLASS A
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE ..................................................   PER SHARE
Dec. 21, 2005 .................................................   $0.02589

CLASS B
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE ..................................................   PER SHARE
Dec. 21, 2005 .................................................   $0.02589

CLASS C
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE ..................................................   PER SHARE
Dec. 21, 2005 .................................................   $0.02589

CLASS I
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE ..................................................   PER SHARE
Dec. 21, 2005 .................................................   $0.02589

CLASS Y
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE ..................................................   PER SHARE
Dec. 21, 2005 .................................................   $0.02589



--------------------------------------------------------------------------------
36 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 37
--------------------------------------------------------------------------------

                                                           BEGINNING         ENDING            EXPENSES
                                                         ACCOUNT VALUE    ACCOUNT VALUE       PAID DURING      ANNUALIZED
                                                         OCT. 1, 2005     MARCH 31, 2006      THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------------------------------------
Class A
   Actual(b)                                                $1,000           $1,184.70           $9.21(c)         1.69%
   Hypothetical (5% return before expenses)                 $1,000           $1,016.50           $8.50(c)         1.69%
Class B
   Actual(b)                                                $1,000           $1,180.10          $13.32(c)         2.45%
   Hypothetical (5% return before expenses)$1,000                            $1,012.72          $12.29(c)         2.45%
Class C
   Actual(b)                                                $1,000           $1,180.10          $13.32(c)         2.45%
   Hypothetical (5% return before expenses)                 $1,000           $1,012.72          $12.29(c)         2.45%
Class I
   Actual(b)                                                $1,000           $1,188.80           $6.49(c)         1.19%
   Hypothetical (5% return before expenses)                 $1,000           $1,019.00           $5.99(c)         1.19%
Class Y
   Actual(b)                                                $1,000           $1,185.60           $8.23(c)         1.51%
   Hypothetical (5% return before expenses)                 $1,000           $1,017.40           $7.59(c)         1.51%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended March 31, 2006:
      +18.47% for Class A, +18.01% for Class B, +18.01% for Class C, +18.88% for
      Class I and +18.56% for Class Y.

(c) Effective as of April 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until March 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.61% for Class A; 2.38% for Class B; 2.38% for Class C; 1.26% for Class I; and 1.44% for Class Y. If these changes had been in place for the entire six-month period ended March 31, 2006, the actual expenses paid would have been $8.71 for Class A, $12.88 for Class B, $12.88 for Class C, $6.49 for Class I and $7.79 for Class Y; the hypothetical expenses paid would have been $8.05 for Class A, $11.90 for Class B, $11.90 for Class C, $5.99 for Class I and $7.19 for Class Y.


--------------------------------------------------------------------------------
38 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 98 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION              OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS            DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
Kathleen Blatz 901 S.    Board member       Chief Justice, Minnesota
Marquette Ave.           since 2006         Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 51
-------------------------------------------------------------------------------------------------------------
Arne H. Carlson 901 S.   Board member       Chair, Board Services
Marquette Ave.           since 1999         Corporation (provides
Minneapolis, MN 55402                       administrative services  to
Age 71                                      boards); former Governor  of
                                            Minnesota
-------------------------------------------------------------------------------------------------------------
Patricia M. Flynn 901    Board member       Trustee Professor of Economics
S. Marquette Ave.        since 2004         and Management, Bentley
Minneapolis, MN 55402                       College; former Dean, McCallum
Age 55                                      Graduate School of Business,
                                            Bentley College
-------------------------------------------------------------------------------------------------------------
Anne P. Jones 901 S.     Board member       Attorney and Consultant
Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 71
-------------------------------------------------------------------------------------------------------------
Jeffrey Laikind 901 S.   Board member       Former Managing Director,         American Progressive Insurance
Marquette Ave.           since 2005         Shikiar Asset Management
Minneapolis, MN 55402
Age 70
-------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and            Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002         Professor of Economics,           (manufactures irrigation
Minneapolis, MN 55402                       Carleton College                  systems)
Age 67
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 39
--------------------------------------------------------------------------------


NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION              OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS            DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset        Strategic Distribution, Inc.
901 S. Marquette Ave.    since 2004         Management, Inc. (private real    (transportation, distribution
Minneapolis, MN 55402                       estate and asset management       and logistics consultants)
Age 53                                      company)
-------------------------------------------------------------------------------------------------------------
Vikki L. Pryor 901 S.    Board member       President and Chief Executive
Marquette Ave.           since 2006         Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                       Insurance Company, Inc. since
Age 52                                      1999
-------------------------------------------------------------------------------------------------------------
Alan K. Simpson 1201     Board member       Former three-term United States
Sunshine Ave. Cody, WY   since 1997         Senator for Wyoming
82414 Age 74
-------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer,          Hybridon, Inc.
901 S. Marquette Ave.    since 2002         RiboNovix, Inc. since 2003        (biotechnology); American
Minneapolis, MN 55402                       (biotechnology); former           Healthways, Inc. (health
Age 62                                      President, Forester Biotech       management programs)
-------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION              OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS            DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President - U.S. Asset
53600 Ameriprise         since 2001,        Management and Chief Investment
Financial Center         Vice President     Officer, Ameriprise Financial,
Minneapolis, MN 55474    since 2002         Inc. and President, Chairman of
Age 45                                      the Board and Chief Investment
                                            Officer, RiverSource
                                            Investments, LLC  since 2005;
                                            Senior Vice President - Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of
                                            the Board and Chief Investment
                                            Officer, RiverSource
                                            Investments, LLC,  2001-2005
-------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
40 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox 105       Treasurer  since   Vice President - Investment Accounting, Ameriprise Financial,
Ameriprise Financial     2002               Inc., since 2002; Vice President - Finance, American Express
Center Minneapolis, MN                      Company, 2000-2002
55474 Age 50
-------------------------------------------------------------------------------------------------------------
Michelle M. Keeley 172   Vice President     Senior Vice President - Fixed Income, Ameriprise Financial,
Ameriprise Financial     since 2004         Inc. since 2002 and Senior Vice President - Fixed Income,
Center Minneapolis, MN                      RiverSource Investments, LLC since 2004; Managing Director,
55474 Age 42                                Zurich Global Assets, 2001-2002
-------------------------------------------------------------------------------------------------------------
Paula R. Meyer 596       President  since   Senior Vice President - Mutual Funds, Ameriprise Financial,
Ameriprise Financial     2002               Inc.,  since 2002 and Senior Vice President, RiverSource
Center Minneapolis, MN                      Investments, LLC since 2004; Vice President and Managing
55474 Age 52                                Director - American Express Funds, Ameriprise Financial, Inc.,
                                            2000-2002
-------------------------------------------------------------------------------------------------------------
Leslie L. Ogg 901 S.     Vice President,    President of Board Services Corporation
Marquette Ave.           General Counsel,
Minneapolis, MN 55402    and Secretary
Age 67                   since 1978
-------------------------------------------------------------------------------------------------------------
Beth E. Weimer 172       Chief Compliance   Vice President and Chief Compliance Officer, Ameriprise
Ameriprise Financial     Officer since      Financial, Inc., since 2001 and Chief Compliance Officer,
Center Minneapolis, MN   2004               RiverSource Investments, LLC since 2005; Vice President and
55474 Age 53                                Chief Compliance Officer - Asset Management and Insurance,
                                            Ameriprise Financial Services, Inc., since 2001
-------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 41
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,


--------------------------------------------------------------------------------
42 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 43
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance had not met expectations but appropriate action (such as replacing two of the Fund's subadvisers) had been pursued in order to help the Fund achieve its longer-term performance objective.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and


--------------------------------------------------------------------------------
44 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 45
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE SMALL CAP GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                          AFFIRMATIVE               WITHHOLD
--------------------------------------------------------------------------------
    Kathleen Blatz                       163,236,744.73          4,497,014.75
--------------------------------------------------------------------------------
    Arne H. Carlson                      162,530,173.33          5,203,586.15
--------------------------------------------------------------------------------
    Patricia M. Flynn                    163,246,485.86          4,487,273.62
--------------------------------------------------------------------------------
    Anne P. Jones                        162,877,499.80          4,856,259.68
--------------------------------------------------------------------------------
    Jeffrey Laikind                      163,100,726.60          4,633,032.88
--------------------------------------------------------------------------------
    Stephen R. Lewis, Jr.                163,011,215.63          4,722,543.85
--------------------------------------------------------------------------------
    Catherine James Paglia               162,857,781.18          4,875,978.30
--------------------------------------------------------------------------------
    Vikki L. Pryor                       163,189,631.35          4,544,128.13
--------------------------------------------------------------------------------
    Alan K. Simpson                      162,179,217.76          5,554,541.72
--------------------------------------------------------------------------------
    Alison Taunton-Rigby                 162,966,262.28          4,767,497.20
--------------------------------------------------------------------------------
    William F. Truscott                  163,121,093.14          4,612,666.34
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

        AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
      159,675,463.11      4,248,299.02       3,809,992.57           4.78
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

        AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
      160,979,691.98      3,270,919.47       3,483,143.25           4.78
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
46 --- RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
       160,093,673.16      3,871,615.62       3,768,465.92           4.78
--------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER


         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
       159,373,749.03      4,431,238.64       3,928,767.03           4.78
--------------------------------------------------------------------------------

LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
       159,146,741.85      4,721,624.36       3,865,388.49           4.78
--------------------------------------------------------------------------------

BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
       159,657,539.75      4,387,156.56       3,689,058.39           4.78
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE SMALL CAP GROWTH FUND --- 2006 ANNUAL REPORT --- 47
--------------------------------------------------------------------------------

RIVERSOURCE(SM) SMALL CAP GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are managed
RIVERSOURCE [LOGO](SM)  by RiverSource Investments, LLC and distributed by
       INVESTMENTS      Ameriprise Financial Services, Inc., Member NASD. Both
                        companies are part of Ameriprise Financial, Inc.

                                                                 S-6301 J (5/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.         Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended March 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Strategy Series, Inc. were as follows:

                        2006 - $82,500;                       2005 - $103,508

(b) Audit - Related Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Strategy Series, Inc. were as follows:

                        2006 - $621;                          2005 - $681

(c) Tax Fees. The fees paid for the years ended March 31, to KPMG LLP for tax compliance related services for RiverSource Strategy Series, Inc. were as follows:

                        2006 - $9,082;                        2005 - $10,467

(d) All Other Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered for RiverSource Strategy Series, Inc. were as follows:

                        2006 - $1,660;                        2005 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended March 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2006 - $97,742;                       2005 - $111,367

         The fees paid for the years ended March 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2006 - $87,000;                       2005 - $100,900

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.


*2005 represents bills paid 4/1/04 - 3/31/05
 2006 represents bills paid 4/1/05 - 3/31/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              RIVERSOURCE STRATEGY SERIES, INC.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          September 11, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          September 11, 2006



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          September 11, 2006